UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc. 6410 Poplar Avenue, Suite 900 Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015.

Item 1.	Longleaf Partners Funds Annual Report at December 31, 2015.

Partners Fund
Small-Cap Fund
International Fund
Global Fund

December 31, 2015

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to longleafpartners.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.

Risks

The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

Indexes

The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.

MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 24 developed markets, including the United States.

An index cannot be invested in directly.

Definitions

A 13D filing is generally required for any beneficial owner of more than 5% of any class of registered equity securities, and who are not able to claim an exemption for more limited filings due to an intent to change or influence the issuer.

Capital Expenditure (capex) is the amount spent to acquire or upgrade productive assets in order to increase the capacity or efficiency of a company for more than one accounting period.

EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.

Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.

Internal rate of return (IRR) is the interest rate at which the net present value of all the cash flows from an investment equal zero.

A master limited partnership (MLP) is, generally, a limited partnership that is publicly traded on a securities exchange.

Net present value is the difference between the present value of cash inflows and the present value of cash outflows.

Operating Cash Flow (OCF) measures cash generated by a company’s normal business operations.

Price/Earnings (P/E) is the ratio of a company’s share price compared to its earnings per share.

P/V (“price to value”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. The ratio represents a single data point about a Fund and should not be construed as something more. P/V does not guarantee future results, and we caution investors not to give this calculation undue weight.

Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

© 2016 Southeastern Asset Management, Inc. All Rights Reserved.

Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust. Southeastern Asset Management, Inc. is a registered trademark.

Funds distributed by ALPS Distributors, Inc.

Longleaf Partners Funds	¡	1

Performance Summary	(Unaudited)

Cumulative Returns at December 31, 2015
	Since Inception	25 Year	20 Year	15 Year	Ten Year	Five Year	One Year	4Q
Partners Fund (Inception 4/8/87)	1477.08%	1199.85%	356.63%	108.90%	38.02%	27.42%	-18.80%	5.47%
S&P 500 Index	1241.47	939.52	382.50	107.99	102.42	80.75	1.38	7.04
Small-Cap Fund (Inception 2/21/89)	1455.21	1729.87	820.15	312.66	122.31	72.55	-6.05	7.00
Russell 2000 Index	966.43	1114.35	368.41	186.74	93.14	55.18	-4.41	3.59
International Fund (Inception 10/26/98)	207.65	na	na	80.18	10.97	-2.81	-7.91	3.83
MSCI EAFE Index	100.53	na	na	68.41	34.79	19.37	-0.81	4.71
Global Fund (Inception 12/27/12)	4.11	na	na	na	na	na	-13.76	6.08
MSCI World Index	32.00	na	na	na	na	na	-0.87	5.50

Average Annual Returns at December 31, 2015
	Since Inception	25 Year	20 Year	15 Year	Ten Year	Five Year	One Year
Partners Fund (Inception 4/8/87)	10.08%	10.80%	7.89%	5.03%	3.28%	4.97%	-18.80%
S&P 500 Index	9.45	9.82	8.19	5.00	7.31	12.57	1.38
Small-Cap Fund (Inception 2/21/89)	10.76	12.33	11.74	9.91	8.32	11.53	-6.05
Russell 2000 Index	9.21	10.50	8.03	7.28	6.80	9.19	-4.41
International Fund (Inception 10/26/98)	6.76	na	na	4.00	1.05	-0.57	-7.91
MSCI EAFE Index	4.14	na	na	3.54	3.03	3.60	-0.81
Global Fund (Inception 12/27/12)	1.35	na	na	na	na	na	-13.76
MSCI World Index	9.67	na	na	na	na	na	-0.87

The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com

The December 31, 2015 total expense ratios for the Longleaf Partners Funds are: Partners Fund 0.93%, Small-Cap Fund 0.91%, International Fund 1.28%, and Global Fund 1.54%. The December 31, 2014 total expense ratios are: Partners Fund 0.91%, Small-Cap Fund 0.91%, International Fund 1.25%, and Global Fund 1.58%. The Funds’ expense ratios are subject to fee waiver to the extent a Fund’s normal annual operating expenses exceed the following percentages of average annual net assets: Partners Fund 1.5%, Small-Cap Fund 1.5%, International Fund 1.75%, and Global Fund 1.65%.

2	¡	Annual Report

Letter To Our Shareholders

Southeastern’s successful 40-year approach of buying strong businesses led by good managements and selling at deep discounts to intrinsic worth has led to good long-term results. We have had and will have interim periods, however, when we and our approach appear unable to deliver. 2015 was one of those years. The Longleaf Partners Funds’ returns did not adequately reflect the good results at many of our companies, particularly some of our largest positions.

During the year, market disparities widened, favoring momentum investing over a value approach, very large stocks over mid-to-smaller market caps, and U.S. dollar-denominated businesses over those in weaker currencies, particularly emerging markets. In addition to these broad challenges, the handful of companies we owned in two specific areas —U.S. energy and gaming companies with significant exposure to Chinese visitors – faced enough pressure to mask otherwise successful investments. This small subset of holdings accounted for over 100% of the Partners, Small-Cap, and Global Funds’ negative returns (and about two-thirds of the International Fund’s) and 100% of the relative performance shortfalls for Small-Cap and Global (about 90% for Partners and two-thirds for International) for the year.

In the face of these headwinds, we followed our discipline of regularly re-evaluating our investments to position portfolios optimally. Across the Longleaf Funds, we sold several longstanding holdings that performed well over time and had reached our appraisals, including several U.S. holdings in the first two quarters and a few European companies later in the year. In the second half, we sold a few companies whose prospects for value growth dimmed. We also acquired new opportunities amid the increasingly bifurcated markets: some quickly helped our results while a few became more discounted. As market volatility increased in the last two quarters, we found new qualifiers in the industrial arena. More recently, in the distressed debt sell-off, we found a few interesting opportunities. The Funds’ geographic weightings reflected that the overall opportunity set remained more compelling outside of the U.S., and Asia became relatively more attractive as a number of European stocks rose. The deep discounts in many emerging markets (EM) are reflected in our holdings’ exposure to EM revenues with over 15% in Small-Cap, over 30% in Partners and Global, and over 45% in International.

We believe the Funds are well-positioned in three important ways and are eager to start 2016. First, many of our companies were positive performance contributors with good results in 2015 and should be able to continue to deliver solid value growth. A primary driver at many of our strongest compounders, including some of our largest positions, was the announcement or implementation of corporate transactions. This helped drive double-digit gains at a number of holdings. In fact, we owned two of the S&P 500’s and MSCI World’s top 10 contributors, and one of

EAFE’s top five. Our strong compounders remain attractively discounted, and we believe that additional benefits from corporate transactions as well as strong business operations may help drive continued value growth.

Longleaf Partners Funds	¡	3

Second, we believe in the strong probability of sizable gains, as has been the case after other big declines in our history. Following large downturns, the payoff patterns can be quick and sizeable, and often can occur when few believe that results can turn. While recognizing a bottom is only possible in hindsight, it is worth showing that following the three oldest Funds’ worst 12-month return periods at quarter ends, future payoffs have been dramatic, with a minimum return of 32% over the subsequent fifteen months (see above chart). We think relative performance can shift even more dramatically than in the past because of the emergence of so many momentum- driven investment strategies. More money chasing good returns has pushed high prices even higher, as these funds have bought more of the same stocks and helped create a narrow market. When the tide turns and money flows out, prices of those dominant winners should fall quickly.

Cumulative Returns Following Worst Absolute Return Periods*

Returns pre and post 12-month quarter-end lows across the funds

Performance shown is cumulative and net of fees. Past performance does not guarantee future results and current circumstances may not be comparable.

Our concentration means our return patterns look dramatically different than the broader indices, usually driven by a few holdings. Historically, many of our most tortured individual stocks had hockey stick shaped rallies after most investors had given up on them, and we think the same will be true again. Given how far energy and Asian gaming stocks have fallen, we believe our related securities are good candidates for a rapid reversal. In fact, Wynn Resorts and Melco International, rose 31% and 23%, respectively, in the fourth quarter as Macau’s mass revenue seemed to stabilize, new properties started opening, and new infrastructure moved closer to coming on line. Likewise, at the end of the year we saw a small glimpse of how rapidly the energy psychology can change, as gas rallied 33% in the last two weeks following a decline in mid-December to its lowest level since March 1999 when a warm winter start exacerbated U.S. natural gas supplies. As shown in the chart below, price fell below $2/mcf (thousand cubic feet of natural gas) but quickly rallied as it has most other times gas has dipped that low in the last 20 years.

Natural Gas Price History (Unaudited)

1/1/1996 to 12/31/2015

Source: Factset

*	Unaudited. For this chart, the 12 month performance for each Fund at every quarter end was analyzed. The three worst performing of those periods were identified. We then reviewed the 15 month cumulative performance from those quarter ends. Those results were presented on the chart. The dates on the left of each line are the month end and year at which the 15 month periods end. Please also note: 1) To the extent there were consecutive quarter ends with negative results, the quarter end with the worst performance was chosen as the point to being the 15 month subsequent performance. 2) The Global Fund did not have a 15 month period subsequent to the identified worst quarter end periods.

4	¡	Annual Report

Letter To Our Shareholders

Much went right at our businesses in 2015, in spite of our final return

Many assume commodity prices will remain this low for at least the next three years, leading to negative cash flow and rendering non-producing assets worthless at Chesapeake Energy and CONSOL Energy, our two primary exploration and production (E&P) investments. In commodity-based businesses, prices reflect supply and demand dynamics. Gas below $2.50 should reduce supply as drilling becomes uneconomic for most producers. We don’t know when supply and demand will rebalance and adjust prices, and thus far, our energy assumptions have been wrong. Patience is critical because both energy prices, along with stocks of Chesapeake and CONSOL, can turn rapidly. While we wait, our management partners are pursuing additional cost reductions, capital flexibility, and asset sales. Industry transactions over the last six months indicate that strategic, long-term buyers are paying fair prices for non-producing assets even as the short-term commodity price is deeply depressed.

Third, we are not dependent on a bounce in energy or a turn in Asian casino revenues to make good returns over the next few years, even though we believe our related holdings are so bottomed out—at P/Vs less than 40% for our E&P companies and 50% for our Macau casino operators—that they can make a meaningful positive impact in 2016. Our future returns are primarily dependent on the unrelated 75–90% of our investments, many of which performed well in 2015 and trade below a 69% P/V on average. Our confidence in strong prospective returns remains grounded in the reasons that helped drive these results and which we discussed during the year:

•

The quality of the vast majority of our businesses indicates that values should grow at strong rates. We own many businesses generating growing free cash flow with competitive advantages via market leadership, pricing power, low cost, and scale.

•

Our management partners are pursuing productive ways to build values beyond organic cash flow and to gain value recognition via transactions, restructurings, and share repurchases at discounted levels.

•	Our team is engaged with many of our management partners to promote the most beneficial outcomes for long-term shareholders.

•	Our companies are deeply discounted with our portfolios trading at P/Vs in the 60s%. Free cash flow yields are compelling.

•

Although not necessarily indicative of future results, our similarly large underperformance in the late 1990s was impacted by many of the same factors we see today, especially in the U.S. Coming out of that period, our relative returns were among the strongest in our history.

Much went right at our businesses in 2015, in spite of our final return. When faced with challenged performance, we must be willing to identify, learn from, and exit the mistakes we will inevitably make, but also willing to be patient and hold businesses which look like mistakes but have prospective value growth and payoff potential that make them opportunities. Giving up when things look most certain to fail usually means missing the payoff. We are fortunate and appreciative that we are able to maintain our patience and discipline through challenging periods because of Southeastern’s independence, strong financials, passionate investment team, large employee investment in the Longleaf Funds, and most importantly, long-term, like-minded clients. In 2016, we are optimistic about our potential to deliver strong absolute and relative results. We feel the characteristics of our current investments indicate that our payoff patterns could be quite rewarding from this point forward.

Longleaf Partners Funds	¡	5

Sincerely,

O. Mason Hawkins, CFA

Chairman & Chief Executive Officer

Southeastern Asset Management, Inc.

G. Staley Cates, CFA

President & Chief Investment Officer

Southeastern Asset Management, Inc.

February 10, 2016

6	¡	Annual Report	Partners Fund

Partners Fund Management Discussion

Longleaf Partners Fund’s 5.47% advance in the quarter brought the 2015 return to -18.80%. These results fell below the S&P 500’s gains of 7.04% and 1.38% for the same periods. The Fund’s energy-related holdings were the leading detractors for the quarter and the year due to the sharp decline in energy prices. Since its inception, the Fund has outperformed the index.

Our energy companies dampened the Fund’s otherwise strong absolute and relative performance in the fourth quarter and drove the vast majority of negative returns and relative underperformance for the year. Although our energy price assumptions have been wrong, we believe that Chesapeake Energy and CONSOL Energy could rapidly rebound with major asset sales and when oil and gas prices correct as supply and demand eventually rebalance. At both companies, our management partners are taking action by cutting costs, increasing financial flexibility, and selling assets to ensure the companies can withstand the difficult commodity environment. The other large factor negatively impacting performance during the year was a higher-than-average exposure outside of the U.S., where we see larger discounts and greater opportunity for future growth. 31% of assets are in companies headquartered outside the U.S., and the conversion of prices to U.S. Dollars from weaker currencies cost the Fund over 1% in performance last year. Additionally, the portfolio had an indirect impact from revenues based outside of the U.S. – look-through revenue exposure to overseas developed markets was 21% and to emerging markets was over 31% of the portfolio. Like energy, the overseas exposure has been a driver of underperformance since late 2014, as U.S. markets, fueled primarily by larger cap momentum stocks, continued their outperformance over non-U.S. markets. While we believe both of these portfolio exposures offer more substantial discounts and greater upside than the S&P 500, the short-term negative performance masked the positive progress across the majority of our businesses in the year. When the sentiment turns, we believe the payoff can come quickly.

After being a top contributor in the fourth quarter and adding 25%, Level 3 Communications gained 10% for the full year. Over the course of the year,

operating metrics continued to improve. During the fourth quarter, company segment Core Network Services’ (CNS) organic revenue grew 6% year-over-year. Within CNS, enterprise revenue grew 8%. This revenue growth, combined with the synergies created by the merger with tw telecom, resulted in margin expansion. The high contribution margins, which are currently over 60%, have been one of the focal points of our Level 3 investment case and are one of the primary drivers of high growth in both EBITDA (earnings before interest, taxes, depreciation and amortization) and FCF (free cash flow) growth. In 2016, we believe the company will generate approximately $5.00/share of FCF before discretionary growth capital expenditures, which translates to approximately 10x FCF on the current price. The company’s success-based growth capex is tied to new, high margin, revenue-producing contracts. Given management’s excellent execution, we expect leverage ratios to continue to improve from their current 4x debt/EBITDA levels into the 3x’s.

Also a top performer, DuPont rose 39% in the fourth quarter making it a significant contributor for the quarter and the year. Over the last four months much transpired. In October, Chair and CEO Ellen Kullman retired and board member Ed Breen assumed the CEO role, quickly articulating that deeper operating cost cuts and capital spending savings were achievable, and announcing consideration of all possibilities for the agriculture business. In December, DuPont and Dow Chemical announced an all-stock “merger of equals.” After the deal closes, the company plans to separate into three companies focused on agriculture, material science, and specialty products. This separation should allow more operational focus at each company and more efficient capital allocation. Our appraisal increased following the merger announcement.

Partners Fund	Longleaf Partners Funds	¡	7

Alphabet (formerly named Google) gained 51% for the year on the back of a 25% rise in the fourth quarter. The company reported strong revenue growth year-over-year across the U.S., U.K., and the rest of the world. The bear case that the move to mobile search would be detrimental to revenues and market share seemed to fade. Mobile queries now outnumber desktop queries in important countries, and mobile revenue per click is improving. Alphabet segment YouTube’s growth remained strong, and the company announced a new pay tier named Red. Disclosure should improve with new reporting of segments in January. During the fourth quarter, a new share buyback program was authorized, further affirming the company’s attention to capital allocation.

Another notable contributor in the quarter, Wynn Resorts, the luxury gaming and hotel company with prime real estate in Las Vegas, Boston, and Macau, was up 31% but down 47% since we first added the position earlier in the year. The stock became deeply discounted as China’s anti-corruption campaign pressured revenues in Macau where Wynn is among six current operators and is scheduled to open the Wynn Palace in Cotai in June 2016. During the recent quarter, Macau sentiment began to turn as revenues stabilized. CEO Steve Wynn demonstrated his commitment and confidence in the business, purchasing over one million shares in early December and bringing his stake in the company to nearly 11%. Year-over-year comparable gross gaming revenues should improve in 2016, and Wynn cash flow will be bolstered with the Cotai property coming online. Longer term, we believe the company can generate impressive returns. Macau revenues from mass and premium mass visitors should grow with added non-gaming attractions, needed hotel room supply, and infrastructure improvements that bolster arrivals. Additionally, the Wynn Everett is in early site preparation with a strategic location just outside of Boston, but its value is not reflected in the stock price because it is several years from opening. Opportunities to partner with proven value creators like Steve Wynn at such a large discount to our appraised value exist over time, but rarely do we see one where the near-term market extrapolations are so distinct from the long-term earnings power of the company.

CK Hutchison, a conglomerate comprised of the non-real estate businesses from the June merger between Cheung Kong and its subsidiary, Hutchison Whampoa, returned 23% during 2015 when combined with Cheung Kong Property. The corporate transaction helped remove holding company discounts and clarify business line exposures by splitting the conglomerate between the property business (Cheung Kong Property Holdings) and the non-property business (CK Hutchison Holdings). The transaction is likely to be viewed as a seminal event leading to improved governance and structure for other complex conglomerates in Asia. Chairman Li Ka-shing and his son, Victor Li, have demonstrated a track record of building businesses and buying and selling assets at compelling values.

During the quarter, we began exiting our successful investment in global quick service restaurant operator McDonald’s and completed the sale in 2016. The stock was a strong contributor for the year, up 31%, and the last three months, up 21%. When we initially purchased the company in late 2014, we believed management could overcome short-term obstacles and turn around same-store sales in certain struggling markets. Additionally, we saw optionality in the value of the company’s real estate assets. Over the course of our investment, McDonald’s hired a new CEO, Steve Easterbrook, a move welcomed by investors. His plan to revive the business both operationally and structurally helped drive the stock price. Although management and the board decided not to monetize the real estate assets, the stock price reached our appraised value in an unexpectedly short period. Over the year plus that we owned the stock, it gained 34% and was among the strongest contributors to performance. We appreciate the board’s and management’s solid execution.

As noted, Chesapeake Energy, the second largest producer of natural gas in the U.S., declined 39%

8	¡	Annual Report	Partners Fund

Partners Fund Management Discussion

Our energy companies dampened the Fund’s otherwise strong absolute and relative performance in the fourth quarter and drove the vast majority of negative returns and relative under performance for the year in the quarter and 77% for the year, making it the largest detractor of performance in both periods. Options accounted for 40% of our position and slightly over half of our return. Fears related to further declines in energy prices drove the stock lower, despite CEO Doug Lawler’s progress in areas he could control. After reaffirming the company’s untapped $4 billion revolving credit facility and renegotiating a deal with Williams (pipeline operator), in the fourth quarter Chesapeake turned to restructuring its debt. Chesapeake offered to exchange various unsecured debt securities at a discount to par for secured debt with a later maturity. Pushing out due dates coupled with reducing overall debt outstanding should help the company weather a sustained low energy price environment.

Over the year we adjusted our appraisal of Chesapeake to account for the tumble in oil and natural gas prices. Even with the depressed energy prices of today and little growth in that price as indicated by the futures strip pricing, the company’s non-producing assets have value that is not reflected at all in the stock price. Asset sale transactions in basins where Chesapeake operates helped validate our appraisal. We expect the company will continue to reduce costs while also seeking asset sales at fair prices. We are mindful of the risks associated with commodity companies. Once the debt restructuring was announced, we added to higher parts of the company’s capital structure that became particularly discounted.

During the quarter, Brad Martin assumed the role of non-executive Chairman of the Board from Archie Dunham, who became Chairman Emeritus. Martin has been a productive partner for Southeastern in other successful investments including Saks, Dillard’s and FedEx. We are confident that management, coupled with the board, can navigate the company through what has been and continues to be a severely challenging energy price environment.

Also previously mentioned, CONSOL Energy, the Appalachian coal and natural gas company, was down 76% in 2015 after falling 19% in the fourth quarter as the company missed operating cash flow

(OCF) estimates amidst declining coal and gas prices. Management is adjusting to lower commodity prices and adopted significant cost controls under zero-based budgeting while still growing natural gas production. We filed a 13-D during the third quarter to discuss with third parties as well as management and the board a potential monetization or separation of the valuable Marcellus and Utica gas assets. This has been a constructive process since filing, and we appraise these assets at worth demonstrably more than CONSOL’s total equity capitalization. CONSOL’s exploration and production (E&P) business is unique, with low cost reserves given the company’s fee ownership of many acres. CONSOL announced in the fourth quarter that its thermal coal business, which enjoys a low cost position, had contracted for 93% of production for 2016 at a confirmed price of $50-55 per ton, providing near-term downside coal business risk mitigation. Multiple directors recently purchased shares.

In the fourth quarter, we sold Murphy Oil, an E&P company with a portfolio of global offshore and onshore assets, after the stock declined 51%. It was among the Fund’s largest detractors for the year. Following several disappointing drilling results and a lack of management plans for near-term ways to go on offense, we redeployed this capital into the high-quality franchise of National Oilwell Varco.

We repositioned the portfolio during the year, exiting eight businesses (two in the fourth quarter) and adding seven new holdings (one in the fourth quarter). In the first half, we sold four top performers that reached our appraisals. Over the last six months, we sold an additional four businesses whose values declined, including Murphy Oil and Loews in the fourth quarter. Loews, the holding company owned and managed by the Tisch family, remained undervalued, but we found more attractive opportunities in companies that we believe can build value per share in the current environment. Among our new investments, Alphabet and DuPont have been strong performers in a short period. Wynn, LafargeHolcim, and National Oilwell Varco had stable appraisals but became more discounted in the year.

Partners Fund	Longleaf Partners Funds	¡	9

In the fourth quarter, we bought United Technologies. The company provides high-technology systems and services to the aerospace and building industries. Its most valuable group is the Climate, Controls & Security segment that contains the Carrier HVAC brand and the Chubb/Kidde fire control/security brands which have number one or two share in their respective arenas. The UTC Aerospace Systems business is also the number one provider, with the Goodrich and Hamilton Sundstrand brands leading the way. The Pratt & Whitney jet engine business is strong but facing short-term margin pressures. Otis is the top worldwide elevator brand and should benefit as more people across the globe migrate to cities, even as more aggressive competitors gain share in China. United Technologies has strong recurring revenues through its service businesses. New CEO Greg Hayes is cutting costs and buying back discounted shares, and he astutely divested the Sikorsky helicopter business.

Although our 2015 performance was disappointing, we believe the Partners Fund is well positioned for a strong rebound. The Fund’s price-to-value (P/V) ratio is in the high-60s%. The year’s three major detractors that we still hold sell for less than 40% of our appraisals. Additionally, our three largest positions were among our top contributors for the year, and three of our top four positions remain discounted with solid value growth prospects. In addition to these discounts, the high quality of our businesses and the caliber of our management partners, who are pursuing all available avenues to drive value recognition, make us confident in future results. The Federal Reserve raised interest rates for the first time in more than nine years in December. We believe the portfolio can benefit from a rising rate environment since the large majority of our businesses have strong balance sheets, many with net cash, and most companies have pricing power or gross profit royalties on revenues. Higher interest rates will not lower our net present value (NPV) valuations because we have maintained an 8–9% discount rate. Additionally, the Fund does not own the segments of the market that have been driven by yield chasing and could shift rapidly with higher rates. As the largest investors in the Fund, we know it has been a difficult year to be a Longleaf shareholder, but we are confident that the Fund should reward your patience and ours. Thank you for your partnership.

10	¡	Annual Report	Partners Fund

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception April 8, 1987

Average Annual Returns for the Periods Ended December 31, 2015
	Since Inception 4/8/87	20 Year	15 Year	Ten Year	Five Year	One Year
Partners Fund	10.08%	7.89%	5.03%	3.28%	4.97%	-18.80%
S&P 500 Index	9.45	8.19	5.00	7.31	12.57	1.38

The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.

The December 31, 2015 and 2014 total expense ratios for the Partners Fund are 0.93% and 0.91%, respectively. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

Partners Fund	Longleaf Partners Funds	¡	11

Portfolio Summary

Portfolio Holdings at December 31, 2015

			Net Assets
Investments			89.6%
CK Hutchison Holdings Limited	10.7
Level 3 Communications, Inc.	10.2
Alphabet Inc.	9.7
Wynn Resorts, Limited	7.5
FedEx Corporation	7.2
Scripps Networks Interactive, Inc.	6.9
LafargeHolcim Ltd	5.2
Cheung Kong Property Holdings Limited	5.1
Aon plc	5.1
Koninklijke Philips N.V.	5.0
CNH Industrial N.V.	5.0
E.I. du Pont de Nemours and Company	4.9
McDonald’s Corporation	3.0
United Technologies Corporation	2.7
CONSOL Energy Inc.	2.7
National Oilwell Varco, Inc. (Options)	(0.5	)*
Chesapeake Energy Corporation (Common, Preferreds, Options & Bonds)	(0.8	)*
Cash Reserves Net of Other Assets and Liabilities			10.4 *
			100.0%

*	Weightings adjusted for close of options and purchase of underlying stock:

National Oilwell Varco, Inc.	4.6%
Chesapeake Energy Corporation	5.0%
Liabilities in Excess of Cash Reserves and Other Assets	-0.5%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2015 through December 31, 2015

New Holdings	Quarter
Alphabet Inc. (Formerly Google Inc.)(a)	1Q
Chesapeake Energy Corporation Convertible Preferred Stock	4Q
Chesapeake Energy Corporation Senior Notes	4Q
Cheung Kong Property Holdings Limited (CK Hutchison Holdings Limited)(a)	2Q
E.I. du Pont de Nemours and Company	3Q
LafargeHolcim Ltd (Lafarge S.A. – new holding in 2Q)(a)	3Q
National Oilwell Varco, Inc. Options	3Q
United Technologies Corporation	4Q
Wynn Resorts, Limited	1Q

Eliminations
Abbott Laboratories	1Q
The Bank of New York Mellon Corporation	2Q
Franklin Resources, Inc.	3Q
Loews Corporation	4Q
Mondelez International, Inc.	1Q
Murphy Oil Corporation	4Q
The Travelers Companies, Inc.	1Q
Vivendi S.A.	3Q

(a)	Resulting from corporate action (associated holding)

12	¡	Annual Report	Partners Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation	1,027,700	$98,731,139	2.7%
Air Freight & Logistics
FedEx Corporation(d)	1,752,682	261,132,091	7.2
Chemicals
E.I. du Pont de Nemours and Company	2,671,900	177,948,540	4.9
Construction Materials
LafargeHolcim Ltd* (Foreign)	3,700,257	187,178,250	5.2
Diversified Telecommunication Services
Level 3 Communications, Inc.*(d)	6,805,400	369,941,544	10.2
Hotels, Restaurants, & Leisure
McDonald’s Corporation	933,656	110,302,120	3.0
Wynn Resorts, Limited	3,908,297	270,415,069	7.5
		380,717,189	10.5
Industrial Conglomerates
CK Hutchison Holdings Limited (Foreign)	28,919,000	388,727,127	10.7
Koninklijke Philips N.V. (Foreign)	7,130,900	182,011,982	5.0
		570,739,109	15.7
Insurance
Aon plc(d)	1,984,430	182,984,290	5.1
Internet Software & Services
Alphabet Inc. – Class C* ( Formerly Google Inc. – Class C)	461,104	349,922,603	9.7
Machinery
CNH Industrial N.V. (Foreign)	8,099,159	55,398,248	1.5
CNH Industrial N.V. (Local) (Foreign)	18,341,515	125,620,671	3.5
		181,018,919	5.0
Media
Scripps Networks Interactive, Inc. – Class A	4,554,500	251,453,945	6.9
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation*	13,940,928	62,734,176	1.7
CONSOL Energy Inc.(b)	12,263,500	96,881,650	2.7
		159,615,826	4.4
Real Estate Management & Development
Cheung Kong Property Holdings Limited (Foreign)	28,804,500	186,335,874	5.1
Total Common Stocks (Cost $3,329,875,740)		3,357,719,319	92.6

See Notes to Financial Statements

Partners Fund	Longleaf Partners Funds	¡	13

continued

Preferred Stock

	Share Quantity	Market Value	% of Net Assets
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Convertible Preferred Stock 5.75%	39,297	$7,466,430	0.2%
Chesapeake Energy Corporation Convertible Preferred Stock – Series A 5.75%	131,664	25,674,480	0.7
Total Preferred Stocks (Cost $46,645,110)		33,140,910	0.9
Corporate Bonds

	Principal Amount
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation 7.25% Senior Notes due 12/15/18	9,430,000	3,772,000	0.1
Chesapeake Energy Corporation 2.50% Convertible Senior Notes due 5/15/37	13,314,000	6,324,150	0.2
Chesapeake Energy Corporation 2.25% Convertible Senior Notes due 12/15/38	9,278,000	3,142,923	0.1
Total Corporate Bonds (Cost $15,240,904)		13,239,073	0.4
Options Purchased(c)

	Share Equivalents
Energy Equipment & Services
National Oilwell Varco, Inc. Call, 3/1/18 to 3/29/18, with UBS, Strike Price $38.25	700,000	2,646,000	0.1
National Oilwell Varco, Inc. Call, 9/21/18, with Bank of America/Merrill Lynch, Strike Price $37.33	4,290,000	16,151,850	0.5
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Call, 8/1/17 to 8/31/17, with UBS, Strike Price $10.10	5,934,500	2,284,782	0.1
Chesapeake Energy Corporation Call, 2/1/18 to 2/28/18, with UBS, Strike Price $13.07	7,706,000	2,119,150	0.1
Chesapeake Energy Corporation Call, 8/1/18 to 8/31/18, with UBS, Strike Price $13.15	2,000,000	810,000	–
Total Options Purchased ($85,067,177)		24,011,782	0.8

See Notes to Financial Statements

14	¡	Annual Report	Partners Fund

Portfolio of Investments

Short-Term Obligations

	Principal Amount	Market Value	% of Net Assets
Repurchase Agreement with State Street Bank, 0.03% due 1/4/16, Repurchase price $84,111,280 (Collateral: $85,793,613 U.S. Treasury Bonds, 2.97 – 3.04%% due 8/15/43 to 11/15/44, Par 76,400,000)	84,111,000	$84,111,000	2.3%
U.S. Treasury Bills, 0.08% – 0.16% due 3/7/16 to 3/24/16	250,000,000	249,934,100	6.9
Total Short-Term Obligations (Cost $334,002,722)		334,045,100	9.2
Total Investments (Cost $3,810,831,653)(a)		3,762,156,184	103.9
Options Written(c)		(182,266,867)	(5.1)
Other Assets and Liabilities, Net		44,693,957	1.2
Net Assets		$3,624,583,274	100.0%
Net asset value per share		$21.45

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $3,816,670,222. Net unrealized depreciation of $(48,675,469) consists of unrealized appreciation and depreciation of $817,406,164 and $(866,081,633), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)	Options written detail below. See Note 11.

(d)	A portion designated as collateral for options. See Note 12.

Note: Companies designated as “Foreign” are headquartered outside the U.S. and represent 31% of net assets.

Options Written(c)

	Share Equivalents	Unrealized Loss	Market Value	% of Net Assets
Energy Equipment & Services
National Oilwell Varco, Inc. Put, 3/1/18 to 3/29/18, with UBS, Strike Price $38.25 (Knock-In $21.23)	(700,000)	$(2,949,240)	$(6,216,000)	(0.2)%
National Oilwell Varco, Inc. Put, 9/21/18, with Bank of America/Merrill Lynch, Strike Price $37.33 (Knock-In $18.29)	(4,290,000)	(6,115,905)	(32,346,600)	(0.9)
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Put, 8/1/17 to 8/31/17, with UBS, Strike Price $10.10	(5,934,500)	(29,444,346)	(43,292,177)	(1.2)
Chesapeake Energy Corporation Put, 2/1/18 to 2/28/18, with UBS, Strike Price $13.07	(7,706,000)	(52,534,970)	(79,102,090)	(2.2)
Chesapeake Energy Corporation Put, 8/1/18 to 8/31/18, with UBS, Strike Price $13.15	(2,000,000)	(14,157,000)	(21,310,000)	(0.6)
Total Premiums Received ($77,065,406)		$(105,201,461)	$(182,266,867)	(5.1)%

See Notes to Financial Statements

16	¡	Annual Report	Small-Cap Fund

Small-Cap Fund Management Discussion

Longleaf Partners Small-Cap Fund returned 7.00% in the fourth quarter, surpassing the Russell 2000 Index’s 3.59% return. For the year, the Fund returned -6.05% versus the index’s -4.41%. Over the five year and longer periods, the Fund’s performance surpassed the index.

The Fund’s six energy-related holdings in 2015 combined to account for the Fund’s negative return and relative underperformance of the year and dampened the otherwise strong absolute and relative performance in the fourth quarter. Although our oil and gas price assumptions have been wrong, we believe that CONSOL Energy could rapidly rebound with major asset sales and, along with Triangle Petroleum, will benefit when commodity prices correct as supply and demand eventually rebalance. At both companies, our management partners are taking action, including cutting costs, increasing financial flexibility, and selling assets to ensure the companies can withstand the difficult commodity environment. These two companies trade at a substantial discount to our appraisal and, we believe, offer greater potential upside than the index. However, the short-term performance masked the positive progress across the majority of our businesses in the year.

A top contributor to the Fund, film studio DreamWorks Animation gained 16% for the year after a substantial 48% rise in the fourth quarter –an example of how quickly payoff patterns can move. The company had a box office success with the late March release of the movie Home, which continued to do well in home video and streaming. In December, DreamWorks announced a co-production deal with DHX Media, demonstrating that the company’s efforts to develop television content has progressed into recurring revenues. The New Media segment, which contains AwesomenessTV, had impressive revenue growth and margins. License renewals helped drive strong revenue and earnings growth in the consumer division. CEO Jeffrey Katzenberg’s push in the Chinese film distribution market via the 45% Oriental DreamWorks JV has potential for meaningful upside.

Level 3 Communications gained 10% for the full year after being another top contributor in the fourth quarter, returning 24%. Over the course of the year, operating metrics continued to improve. During the fourth quarter, company segment Core Network Services’ (CNS) organic revenue grew 6% year-over-year. Within CNS, enterprise revenue grew 8%. This revenue growth, combined with the synergies created by the merger with tw telecom, resulted in margin expansion. The high contribution margins, which are currently over 60%, have been one of the focal points of our Level 3 investment case and are one of the primary drivers of high growth in both EBITDA (earnings before interest, taxes, depreciation and amortization) and FCF (free cash flow growth). In 2016, we believe the company will generate approximately $5.00/share of FCF before discretionary growth capital expenditures, which translates to approximately 10x FCF on the current price. The company’s success-based growth capex is tied to new, high margin, revenue-producing contracts. Given management’s excellent execution, we expect leverage ratios to continue to improve from their current 4x debt/EBITDA levels into the 3x’s.

Also performing well in the fourth quarter, Wynn Resorts, the luxury gaming and hotel company with prime real estate in Las Vegas, Boston, and Macau, was up 15% but down 34% since we first added the position earlier in the year. Our exposure via options represented approximately one-third of the return. The stock became deeply discounted as China’s anti-corruption campaign pressured revenues in Macau where Wynn is among six current operators and is scheduled to open the Wynn Palace in Cotai in June 2016. During the recent quarter, Macau sentiment began to turn as revenues stabilized. CEO Steve Wynn demonstrated his commitment and confidence in the business, purchasing over one million shares in early December and bringing his stake in the company to nearly 11%. Year-over-year comparable gross gaming revenues should improve in 2016, and Wynn cash flow will be bolstered with the Cotai property coming online.

Small-Cap Fund	Longleaf Partners Funds	¡	17

Longer term, we believe the company can generate impressive returns. Macau revenues from mass and premium mass visitors should grow with added non-gaming attractions, needed hotel room supply, and infrastructure improvements that bolster arrivals. Additionally, the Wynn Everett is in early site preparation with a strategic location just outside of Boston, but its value is not reflected in the stock price because it is several years from opening. Opportunities to partner with proven value creators like Steve Wynn at such a large discount to our appraised value exist over time, but rarely do we see one where the near- term market extrapolations are so distinct from the long-term earnings power of the company.

Vail Resorts, the largest owner of ski resorts in the world, gained 23% in the fourth quarter and 44% for the year, making it the Fund’s top contributor in 2015. So far in the 2015/2016 U.S. ski season, the company has posted strong pass sales (+13%), with price increases of 6% and higher units. With Vail’s strong financial position and positive OCF (operating cash flow), CEO Rob Katz reaffirmed the company’s plan to continue to return capital to shareholders via an increased dividend and share buybacks. The board recently authorized an additional 1.5 million shares for repurchase (roughly 4% of shares outstanding). Our appraisal of the company grew in the quarter and over the year.

In the first quarter, amidst the market selloff of energy companies, we purchased HollyFrontier, the independent petroleum refiner that owns and operates five U.S. refineries. The company owns plants in superior locations that allow for above-average margins. Additionally, management has a history of productive capital allocation. As a refiner, HollyFrontier benefits from the decline in energy prices which lead to more miles driven and increased demand for gasoline. During the year, CEO Mike Jennings bought in undervalued shares and focused on projects with master limited partnership (MLP) potential to cater to investors’ thirst for yield. This strategy, plus takeover speculation, helped the stock rise to our appraisal. HollyFrontier appreciated 55%, was among the year’s largest contributors to performance, and was sold in the third quarter.

A large detractor to the Fund’s performance in the fourth quarter, media and education company Graham Holdings’ 16% decline took its 2015 return to -11%. The stock price was impacted by broader weakness in the media industry and for-profit education where the regulatory and economic environment continued to be challenging. In the quarter, Graham Holdings’ Kaplan business reported worse U.S. student trends, and margins and revenue growth declined. However, the continuing education business (Pace) had solid growth, and Kaplan International met expectations even with tough currency headwinds. Importantly, U.S. for-profit education is now less than 10% of our Graham appraisal value. The television division had a good quarter. The company also announced in November that current President Tim O’Shaughnessy would take over as CEO from Don Graham, who will remain as Chairman. Graham and O’Shaughnessy have grown value per share through wise capital allocation, such as the spin-off of Cable One mid-year and the more recent sale of the most challenged parts of Kaplan. Our sum-of-the-parts appraisal (TV, Kaplan’s International and U.S. education segments, Social Code, other businesses, pension, and net cash) is well above the stock price, which trades at a single-digit multiple of free cash flow.

As noted, CONSOL Energy, the Appalachian coal and natural gas company, was down 76% in 2015 after falling 19% in the fourth quarter as the company missed OCF estimates amidst declining coal and gas prices. Management is adjusting to lower commodity prices and adopting significant cost controls under zero-based budgeting while still growing natural gas production. We filed a 13-D during the third quarter to discuss with third parties as well as management and the board a potential monetization or separation of the valuable Marcellus and Utica gas assets. This has been a constructive process since filing, and we appraise these assets alone at worth demonstrably more than CONSOL’s total equity capitalization. CONSOL’s exploration and

18	¡	Annual Report	Small-Cap Fund

Small-Cap Fund Management Discussion

Beyond these discounts, the high quality of our businesses and the caliber of our management partners, who are pursuing all available avenues to drive value recognition, make us confident in future results production (E&P) business is unique, with low cost reserves given the company’s fee ownership of many acres. CONSOL announced in the fourth quarter that its thermal coal business, which enjoys a low cost position, had contracted for 93% of production for 2016 at a confirmed price of $50-55 per ton, providing near-term downside mitigation. Multiple directors purchased shares in the fourth quarter.

Also previously mentioned, Triangle Petroleum, a Bakken-focused E&P company with an internally developed oil services business (RockPile) and a joint-ventured pipeline business (Caliber), declined 62% for the year after falling 22% in the fourth quarter. Triangle’s integrated strategy provides a cost advantage in North Dakota where there is little infrastructure. Management has shown discipline in a challenged environment by announcing a 71% cut in capex without an offsetting production cut. Additionally, management bought shares personally and repurchased discounted debt at the company level. Late in the year, we swapped the common stock into bonds that were priced at a substantial discount to par, yielding 33% to maturity as of year end. This transaction provided a better risk-reward profile and offset some of the Fund’s realized gains.

Another detractor for the year, media company Scripps Networks, which owns cable channels including HGTV, The Food Network, DIY, Cooking, and the Travel Channel, declined 25% in 2015 despite rising nearly 13% in the fourth quarter. Scripps fell sharply in the third quarter along with the rest of the media industry after Disney acknowledged ongoing challenges in the pay TV landscape, and many peers followed with disappointing ratings. Scripps, unlike most of its media peers, creates and owns valuable content that attracts a specific loyal, upscale audience. For this, Scripps channels receive an advertising premium versus other, less differentiated channels. Scripps also is underpaid by distributors for the ratings points it provides. The final difference versus peers is that Scripps is much earlier in its international expansion and therefore has money-losing, yet valuable, international properties not credited in a simple earnings multiple. During the year the company acquired TVN, a Polish media asset that has created confusion regarding Scripps’ international expansion plans. The company’s much larger free cash flow than reported earnings makes industry PE (price-to-earnings) ratio comparisons somewhat meaningless.

We took advantage of discounted segments in the market and bought eight new businesses during the year, four of which were energy related and added in the first half. As our outlook for energy and these individual companies evolved in the second half, we sold three of them, along with California Resources, which we bought in late 2014. Of these investments three were profitable and approached our appraisals in spite of the sector’s weakness, and one grew less compelling as commodity prices declined further. In the last quarter we exited Empire State Realty Trust, which owns the Empire State Building as well as other properties in the New York metropolitan area. After making 44% in our two-plus year holding period, the price approached our appraised value. We are grateful to our partner, CEO Tony Malkin, and wish him continued success.

We also made one new purchase in the quarter. Amid the fallout in distressed debt markets in the fourth quarter, we initiated a position in Neiman Marcus bonds. We successfully invested in this luxury retailer’s stock before the company went private. Since then the company has continued to prudently grow its limited store footprint and has expanded its online presence to an industry leading level. We know CEO Karen Katz and the leadership team and are optimistic in their ability to grow OCF and value going forward.

Although 2015 performance was disappointing, we believe the Small-Cap Fund is well positioned for a prospective strong rebound. The Fund’s price-to-value (P/V) ratio trades in the high-60s%. The three largest detractors are highly discounted, selling for less than 40% of our appraisals, and three of the four largest positions, which were among top contributors for the year, remain discounted with solid value growth prospects. Beyond these discounts, the high quality of our businesses and the caliber of our

Small-Cap Fund	Longleaf Partners Funds	¡	19

management partners, who are pursuing all available avenues to drive value recognition, make us confident in future results. The Federal Reserve raised interest rates for the first time in more than nine years in December. We believe the portfolio can benefit from a rising rate environment, since the large majority of our businesses have strong balance sheets, many with net cash, and most companies have pricing power or gross profit royalties on revenues. Higher interest rates will not lower our net present value (NPV) valuations because we have maintained an 8-9% discount rate. Additionally, the Fund does not own the segments of the market that have been driven by yield chasing and could shift rapidly with higher rates. Cash in the portfolio provides liquidity for attractive new opportunities that might arise as a result of market uncertainty. As the largest investors in the Fund, we appreciate your continued partnership, and we are confident that your patience and ours should be rewarded with strong future performance.

20	¡	Annual Report	Small-Cap Fund

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception February 21, 1989

Average Annual Returns for the Periods Ended December 31, 2015
	Since Inception 2/21/89	20 Year	15 Year	Ten Year	Five Year	One Year
Small-Cap Fund	10.76%	11.74%	9.91%	8.32%	11.53%	-6.05%
Russell 2000 Index	9.21	8.03	7.28	6.80	9.19	-4.41

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with less financial resources than those of larger companies.

The December 31, 2015 and 2014 total expense ratios for the Small-Cap Fund are both 0.91%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

Small-Cap Fund	Longleaf Partners Funds	¡	21

Portfolio Summary

Portfolio Holdings at December 31, 2015

			Net Assets
Investments			79.3%
Level 3 Communications, Inc.	11.0
DreamWorks Animation SKG Inc.	9.4
Vail Resorts, Inc.	5.8
ViaSat, Inc.	5.5
Graham Holdings Company	5.4
Hopewell Holdings Limited	5.1
Scripps Networks Interactive, Inc.	5.0
Everest Re Group, Ltd.	4.9
OCI N.V.	4.3
Rayonier Inc.	3.9
Actuant Corporation	3.9
Tribune Media Company	3.6
Chemtura Corporation	3.0
Deltic Timber Corporation	2.8
CONSOL Energy Inc.	2.6
Triangle USA Petroleum Corporation (Bond)	1.2
Neiman Marcus Group LTD LLC (Bonds)	1.0
Wynn Resorts, Limited	0.6	*
Orascom Construction Limited	0.3
Wynn Macau, Limited	–
Cash Reserves Net of Other Assets and Liabilities			20.7 *
			100.0%

* Weightings adjusted for close of options and purchase of underlying stock:

Wynn Resorts, Limited	6.0%
Cash Reserves Net of Other Assets and Liabilities	15.3%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2015 through December 31, 2015

New Holdings	Quarter
Actuant Corporation	3Q
Diamond Offshore Drilling, Inc.	1Q
HollyFrontier Corporation	1Q
Neiman Marcus Group LTD LLC Senior Notes	4Q
Northern Oil and Gas, Inc.	1Q
Orascom Construction Limited (OCI N.V.)(a)	1Q
Triangle Petroleum Corporation	1Q
Triangle USA Petroleum Corporation Senior Notes	3Q
Tribune Media Company	3Q
Wynn Macau, Limited	4Q
Wynn Resorts, Limited	2Q

Eliminations
Cable One, Inc. (Graham Holdings Company)(a)	3Q
California Resources Corporation	3Q
Diamond Offshore Drilling, Inc.	3Q
Empire State Realty Trust, Inc.	4Q
HollyFrontier Corporation	3Q
Northern Oil and Gas, Inc.	3Q
Triangle Petroleum Corporation	4Q

(a)	Resulting from corporate action (associated holding)

22	¡	Annual Report	Small-Cap Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Chemicals
Chemtura Corporation*(b)	4,248,730	$115,862,867	3.0%
OCI N.V.* (Foreign)	6,617,800	163,404,476	4.3
		279,267,343	7.3
Communications Equipment
ViaSat, Inc.*(b)	3,436,313	209,649,456	5.5
Construction & Engineering
Orascom Construction Limited* (Foreign)	1,399,402	9,795,814	0.3
Diversified Consumer Services
Graham Holdings Company – Class B(b)	428,000	207,567,160	5.4
Diversified Telecommunication Services
Level 3 Communications, Inc.*	7,727,100	420,045,156	11.0
Hotels, Restaurants & Leisure
Vail Resorts, Inc.(b)	1,713,757	219,343,758	5.8
Wynn Macau, Limited (Foreign)	888,200	1,031,901	–
		220,375,659	5.8
Industrial Conglomerates
Hopewell Holdings Limited (Foreign)(b)	54,202,000	194,181,406	5.1
Insurance
Everest Re Group, Ltd. (Foreign)	1,014,800	185,799,732	4.9
Machinery
Actuant Corporation(b)	6,140,284	147,121,205	3.9
Media
DreamWorks Animation SKG, Inc. – Class A*(b)	13,939,400	359,218,338	9.4
Scripps Networks Interactive, Inc. – Class A	3,431,900	189,475,199	5.0
Tribune Media Company – Class A	4,041,300	136,636,353	3.6
		685,329,890	18.0
Oil, Gas & Consumable Fuels
CONSOL Energy Inc.(b)	12,494,200	98,704,180	2.6
Paper & Forest Products
Deltic Timber Corporation(b)	1,808,158	106,446,262	2.8
Real Estate Investment Trusts (REITs)
Rayonier Inc.(b)	6,663,700	147,934,140	3.9
Total Common Stocks (Cost $2,569,006,009)		2,912,217,403	76.5

See Notes to Financial Statements

Small-Cap Fund	Longleaf Partners Funds	¡	23

continued

Corporate Bonds

	Principal Amount	Market Value	% of Net Assets
Multiline Retail
Neiman Marcus Group LTD LLC 8.0% 144A Senior Notes due 10/15/21(c)(d)	38,957,000	$29,022,965	0.8%
Neiman Marcus Group LTD LLC 8.75% 144A Senior Notes due 10/15/21(c)	14,835,000	9,271,875	0.2
Oil, Gas & Consumable Fuels
Triangle USA Petroleum Corporation 6.75% Senior Notes 144A due 7/15/22(b)	152,750,000	47,352,500	1.2
Total Bonds (Cost $113,434,344)		85,647,340	2.2
Options Purchased(e)

	Currency Units
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike Price $7.77 (Foreign)	189,210,080	1,305,550	–

	Share Equivalents
Hotels, Restaurants, & Leisure
Wynn Resorts, Limited Call, 6/25/18 to 6/29/18, with UBS, Strike Price $61.40	1,250,000	28,837,500	0.7
Wynn Resorts, Limited Call, 11/12/18 to 11/16/18, with UBS, Strike Price $61.40	2,050,000	49,189,750	1.3
Total Options Purchased ($64,674,222)		79,332,800	2.0
Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.03% due 1/4/16, Repurchase price $140,410,468 (Collateral: $143,220,394 U.S. Treasury Bonds, 3.04 – 3.05% due 11/15/44 to 5/15/45, Par 144,750,000)	140,410,000	140,410,000	3.7
U.S. Treasury Bills, 0.09% – 0.16% due 2/18/16 to 3/24/16	650,000,000	649,889,833	17.1
Total Short-Term Obligations (Cost $790,228,250)		790,299,833	20.8
Total Investments (Cost $3,537,342,825)(a)		3,867,497,376	101.5
Options Written(e)		(55,233,750)	(1.4)
Other Assets and Liabilities, Net		(2,620,399)	(0.1)
Net Assets		$3,809,643,227	100.0%
Net asset value per share		$26.98

*	Non-income producing security.

(a)

Aggregate cost for federal tax purposes is $3,546,697,827. Net unrealized appreciation of $330,154,651 consists of unrealized appreciation and depreciation of $760,727,654 and $(430,573,103), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Options written detail on next page. See Note 11.

Note: Companies designated as “Foreign” are headquartered outside the U.S. and represent 15% of net assets.

See Notes to Financial Statements

24	¡	Annual Report	Small-Cap Fund

Portfolio of Investments

Options Written(e)

	Share Equivalents	Unrealized Gain	Market Value	% of Net Assets
Hotels, Restaurants, & Leisure
Wynn Resorts, Limited Put, 6/25/18 to 6/29/18, with UBS, Strike Price $61.40 (Knock-In $35.61)	(1,250,000)	$595,506	$(20,537,500)	(0.5)%
Wynn Resorts, Limited Call, 11/12/18 to 11/16/18, with UBS, Strike Price $61.40 (Knock-In $31.00)	(2,050,000)	3,101,240	(34,696,250)	(0.9)
Total Premiums Received ($58,930,496)		$3,696,746	$(55,233,750)	(1.4)%

See Notes to Financial Statements

26	¡	Annual Report	International Fund

International Fund Management Discussion

Longleaf Partners International Fund gained 3.83% in the fourth quarter, behind the MSCI EAFE Index’s return of 4.71%. For the year the Fund returned -7.91%, trailing the index’s -0.81% return. Since inception, the International Fund’s cumulative returns more than doubled the index.

Positive performance at a number of holdings was overshadowed by double-digit declines in our companies with the highest exposure to emerging markets (EMs). While we have limited direct investments in companies based in emerging markets, top line exposure to these regions impacted several of our businesses. Look-through emerging market revenue is over 40%. Chinese economic fears, amplified by the collapse in the China A-share market and renminbi devaluation in the second half, broadly impacted our companies with direct or indirect exposure. EM currency weakness relative to the strong U.S. dollar (USD) exacerbated results, as currency translation into USD turned an otherwise positive portfolio return for the year negative. Swiss-based LafargeHolcim, which suffered as its emerging markets revenues were translated into stronger Swiss francs, was the largest detractor in the year, as the stock’s translation into USD further hurt results. Returns at Malaysian-based gaming and energy company Genting Berhad and our two Australian businesses that service the natural resources sector were also worsened by the Malaysian ringgit’s and Australian dollar’s decline. BR Properties appreciated in local currency, but the weak Brazilian real made the company a substantial detractor in USD. Despite a strong rebound across our Macau gaming companies in the fourth quarter, Melco International remained a top detractor for the year. While we believe these portfolio exposures offer more substantial discounts and greater potential upside than the index, the negative performance masked the positive progress across the majority of our businesses in the year. Weak currencies and stocks that are substantially discounted can change direction quickly, and we believe these investments will ultimately provide solid returns.

As mentioned above, Macau casino and hotel operator Melco gained 22% in the fourth quarter but remained among the Fund’s largest detractors for the year, down 31%. The stock benefited from improved sentiment regarding Macau during the quarter among indications that the higher margin mass market is stabilizing. In addition to relaxation of transit visas, the Macau government softened its stance on the smoking ban on the gaming floors. While Beijing will continue its anti- corruption campaign (which has hurt VIP business in Macau), the mass-focused infrastructure spending (high speed trains, ferry terminal, bridge from the HK airport, light rail) continues unabated. More than 90% of Melco Crown’s EBITDA (earnings before interest, taxes, depreciation and amortization) comes from mass business, where margins are 4X that of VIP business. Melco Crown opened its new mass-focused casino Studio City in late October, which helped increase market share in the all-important mass segment. This $3.2 billion project (versus Melco’s market cap of $9 billion) has just started generating cash flow. We expect Studio City to receive an additional 50 table allocation in early 2016 in addition to its initial 200 table allocation. With a strong balance sheet, increasing EBITDA, and declining capital expenditure profile, the company is well positioned to buy back shares or buy out minority owners of Studio City. Melco International CEO, Lawrence Ho, personally bought about $25 million worth of shares in the fourth quarter.

After announcing another strong quarter of double-digit organic growth for its core adidas brand, German-based global sportswear and equipment brand adidas returned 22% in the quarter and 43% for the full year. The brand’s strong positions in Europe, China, and Latin America drove growth. The company expects 2016 operating income margins to meet or exceed 2015 levels and overall sales to increase at high, single-digit rates in the next year. Despite the stock’s strong performance, we believe adidas remains

International Fund	Longleaf Partners Funds	¡	27

discounted due to strong value growth and has significant additional upside. As discussed in previous quarters, we have had constructive engagement with management and the supervisory board and have seen many positive developments. In addition to authorizing a 10% share repurchase program, the company made managerial changes in the U.S. business, sold its non-core Rockport brand at a price above our appraisal value, and announced it is exploring strategic options for its golfing brands and hockey division.

Baidu was added to the portfolio in the second half during the China market panic, and the strong fourth quarter rebound, up 38%, resulted in the stock also being one of the strongest contributors for 2015. Baidu is the dominant internet search provider in China with 71% market share of PC and mobile search page view and revenue share over 80%. Its online search business has grown at 30% per year with 50% operating margins and sells at a single-digit FCF (free cash flow) multiple. The company only focuses on Chinese language searches, mastering the subtleties of its domestic market. During the fourth quarter, in the large and fast-growing online travel space, Baidu swapped its 45% stake in Qunar for a 25% stake in Ctrip. Together with Ctrip’s 37.6% stake in eLong, Ctrip will control 80% of online domestic travel booking revenues, which should lead to more rational competition and improved economics. Through this transaction, Baidu vastly improved its position to become the largest 020 (online to offline) travel platform in China. Furthermore, Baidu will de-consolidate loss making Qunar and provide more clarity to the underlying economics of the core search business. Separately, Alibaba’s offer to privatize online video company Youku Tudou during the quarter helped validate the conservatism in our appraisal of Baidu’s 80% stake in online video business iQiyi.

Colt Group, the British-based provider of business communications and information technology solutions to companies primarily in Europe, was up 40% for the year, making it among the Fund’s largest contributors. We sold the position when the company was acquired by Fidelity

Investments in the third quarter. Our investment in Colt, beginning in the second quarter of 2014, produced a 27% annualized return for the International Fund.

Another top performer, CK Hutchison, a conglomerate comprised of the non-real estate businesses from the June merger between Cheung Kong and its subsidiary, Hutchison Whampoa, returned 22% during 2015 when combined with Cheung Kong Property. The corporate transaction helped remove holding company discounts and clarify business line exposures by splitting the property business (Cheung Kong Property Holdings) from the non-property business (CK Hutchison Holdings). The transaction is likely to be viewed as a seminal event leading to improved governance and structure for other complex conglomerates in Asia. In the fourth quarter, Cheung Kong Property was a modest detractor, down 10%, as poor sentiment towards real estate and China lowered real estate prices in Hong Kong. Hong Kong property stocks remained sharply discounted versus the physical property market. Cheung Kong, among the largest property companies in China and Hong Kong, has a large, low cost land bank in China and a strong balance sheet, positioning the company to exploit short-term market disruptions for the benefit of long-term investors. Chairman Li Ka-shing and his son, Victor Li, have demonstrated a track record of building businesses, compounding NAV at double-digit rates, and buying and selling assets at compelling values.

Also contributing to performance, Italian holding company EXOR appreciated 5% in the quarter, taking full year return to 12%. Over the course of the year, Chairman and CEO John Elkann, together with Fiat Chrysler Auto (FCA) CEO Sergio Marchionne, took numerous steps to drive value growth. The company sold or spun assets at a strong price, including an $893 million IPO (initial public offering) of Ferrari – well above expected value, the sale of Cushman and Wakefield to DTX for $2 billion – a more than 30% premium to our carrying value for the business, and the recently announced sale of its 17% stake in Banijay for €60.1 million – a €25 million premium to book value. Management reinvested proceeds into high

28	¡	Annual Report	International Fund

International Fund Management Discussion

The broader currency pressures as well as EM weakness that impacted results could reverse course quickly quality assets at a fair price. In the second half, EXOR announced the acquisition of Bermuda reinsurer PartnerRe to be completed in the first quarter of 2016 and increased its long-held stake in The Economist. At FCA, Sergio Marchionne publicly called for auto industry consolidation, potentially positioning EXOR for discussions to merge FCA with another key player.

Among detractors to the Fund’s performance, ALS declined 12% in the quarter, taking full year return to -34%, after announcing a rights issue at a discount to the market price. Given the balance sheet strength and expected earnings growth in the next two years, we believe the rights issue was unnecessary, and it negatively impacted our appraisal. Despite management’s poor capital decision, the competitively entrenched Life Science business remains attractive.

Our position in the convertible bonds of CEMEX declined 12% in the quarter and 21% since we bought the position in the third quarter. The price declined due to weak Latin American currencies, challenged trends in some emerging markets, and a general sell-off across the entire non-investment grade bond sector. We believe CEMEX’s assets are worth roughly twice the debt, which provides generous asset coverage. In addition, we receive a yield component and the opportunity of longer term upside over par value through the convertible feature as EBITDA growth and debt reduction drive the underlying equity value higher.

Global cement, aggregates, and ready-mix concrete producer LafargeHolcim declined 2% in the quarter and 31% over the year. During the quarter, CEO Eric Olsen presented his three year operating plan with an intense focus on free cash flow generation, internal growth, and returning cash to shareholders. The plan should enable debt to return to investment grade and a dividend payout ratio near 50%. With only modest volume and pricing assumptions, combined with realizing synergies from the LafargeHolcim merger, we believe the plan is achievable. We are excited to own this company with a collection of geographically advantaged assets at less than approximately 8x normalized FCF earnings power and strong cash generation that should be allocated to maximize value per share.

Genting Berhad was one of the largest detractors for the year, declining 53%. Malaysia macro/FX was a big headwind, and the company’s development of its sizable oil and gas assets is likely to be delayed given the weakness in energy prices. The company’s Singapore duopoly casino, publicly listed Genting Singapore, is led by CEO Hee Teck Tan and was down after reporting four quarters of unusually poor hold rates (2.0%–2.5%) in its gaming business, as well as some equity investment write- downs. Since opening the casino, the cumulative win rate at Genting Singapore has been close to the theoretical average of 2.85%, and we believe win rates should normalize over time. In the quarter we added Genting Singapore in addition to our

Genting Berhad position. The stock’s deep discount was largely due to a slowdown in Chinese VIP visitors as a result of the Chinese anti-corruption campaign. Genting’s core mass market business has been steady and more than justifies our appraisal. The duopoly position in the stable Singapore jurisdiction represents a significant sustainable competitive advantage. The simple P/E multiple misses the sizable cash and investment portfolio on the balance sheet and minimal maintenance capex requirement (capex is much lower than depreciation). The company engaged in a value-accretive share buyback in recent months.

Mineral Resources returned -51% during 2015 driven largely by the collapse of iron ore prices. The crushing services business maintained steady volumes and strong margins but was not enough to appease market concerns of continued iron ore price declines. The company surprised the market with its ability to reduce costs in the iron ore mining business at a pace that maintained positive cash flow margins. During the fourth quarter, the company announced a A$30 million stock buyback, (4% of outstanding shares), higher EBITDA guidance, and a new EPC (engineering, procurement, and construction) contract for a crushing plant for Rio Tinto’s Nammuldi mine. The company continued to take costs out of its mining operations to ensure that every ton of iron ore produced is sold at positive cash flow margins.

International Fund	Longleaf Partners Funds	¡	29

Over the year, we took advantage of increased market volatility to upgrade the portfolio. We sold four positive performers that reached our appraisals in the first nine months. In the fourth quarter, we sold our small stake in DSM to fund more discounted positions. New purchases were more heavily weighted to Asia, which provided more discounted investments, but we also found interesting company-specific opportunities in Europe. In addition to Genting Singapore mentioned above, we bought British power systems company Rolls-Royce.

Although 2015 performance was disappointing, we believe the International Fund is well positioned for a strong rebound. The broader currency pressures as well as EM weakness that impacted results could reverse course quickly. Additionally, the Fund’s price-to-value (P/V) ratio is in the low-60s%. The four largest detractors are highly discounted, selling below 57% of value, and three of the four largest positions, which were among top contributors for the year, remain discounted with solid value growth prospects. Beyond these discounts, the high quality of our businesses and the caliber of our management partners, who are pursuing available avenues to drive value recognition, make us confident in future results. We appreciate your continued partnership. We are confident that the Fund should reward your patience and ours with strong future performance.

30	¡	Annual Report	International Fund

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception October 26, 1998

Average Annual Returns for the Periods Ended December 31, 2015
	Since Inception 10/26/98	15 Year	Ten Year	Five Year	One Year
International Fund	6.76%	4.00%	1.05%	-0.57%	-7.91%
MSCI EAFE Index	4.14	3.54	3.03	3.60	-0.81

The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

The December 31, 2015 and 2014 total expense ratios for the International Fund are 1.28% and 1.25%, respectively. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.75% of average annual net assets.

International Fund	Longleaf Partners Funds	¡	31

Portfolio Summary

Portfolio Holdings at December 31, 2015

			Net Assets
Investments			96.8%
EXOR S.p.A.	9.1
adidas AG	8.1
Melco International Development Limited	8.0
CK Hutchison Holdings Limited	7.4
LafargeHolcim Ltd	6.9
K. Wah International Holdings Limited	5.8
OCI N.V.	5.0
Baidu, Inc. ADR	4.9
Koninklijke Philips N.V.	4.9
Cemex S.A.B. de C.V. (Bond)	4.7
Cheung Kong Property Holdings Limited	4.6
Great Eagle Holdings Limited	4.5
SoftBank Group Corp.	4.5
Sika AG	3.8
BR Properties S.A.	3.3
ALS Limited	3.0
Rolls-Royce Holdings plc	2.6
Genting Singapore PLC	2.0
C&C Group plc	1.8
Mineral Resources Limited	1.6
Genting Berhad (Warrants)	0.6	*
Manabi S.A.	0.4
Orascom Construction Limited	0.1
Vivendi S.A. (Swap)	(0.8	)*
Cash Reserves Net of Other Assets and Liabilities			3.2 *
			100.0%

*	Weightings adjusted for sale of warrants and close of swap and purchase of underlying stock:

Genting Berhad	5.3%
Vivendi S.A.	4.6%
Cash Reserves Net of Other Assets and Liabilities	-6.9%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2015 through December 31, 2015

New Holdings	Quarter
Baidu, Inc. ADR	3Q
C&C Group plc	3Q
Cemex S.A.B. de C.V. 3.72% Convertible Subordinated Notes due 3/15/20	3Q
Cheung Kong Property Holdings Limited (CK Hutchison Holdings Limited)(a)	2Q
Genting Singapore PLC	4Q
Great Eagle Holdings Limited	1Q
Koninklijke DSM N.V.	1Q
LafargeHolcim Ltd (Lafarge S.A.)(a)	3Q
Orascom Construction Limited (OCI N.V.)(a)	1Q
Rolls-Royce Holdings plc	4Q
Sika AG	3Q
SoftBank Group Corp.	1Q

Eliminations
Christian Dior SE	3Q
Colt Group S.A.	3Q
Ferrovial S.A.	1Q
Koninklijke DSM N.V.	4Q
Orkla ASA	2Q

(a)	Resulting from corporate action (associated holding)

32	¡	Annual Report	International Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Aerospace & Defense
Rolls-Royce Holdings plc* (United Kingdom)	3,386,933	$28,688,920	2.6%
Beverages
C&C Group plc (Ireland)	4,907,676	19,766,936	1.8
Chemicals
OCI N.V.* (Netherlands)	2,259,600	55,793,278	5.0
Sika AG (Switzerland)	11,840	42,787,338	3.8
		98,580,616	8.8
Commercial Services & Supplies
Mineral Resources Limited(b) (Australia)	6,035,399	17,454,719	1.6
Construction & Engineering
Orascom Construction Limited* (Egypt)	184,248	1,289,736	0.1
Construction Materials
LafargeHolcim Ltd* (Switzerland)	1,535,332	77,665,080	6.9
Diversified Financial Services
EXOR S.p.A. (Italy)	2,230,100	101,217,428	9.1
Hotels, Restaurants & Leisure
Genting Singapore PLC (Singapore)	41,464,100	22,373,068	2.0
Melco International Development Limited (Hong Kong)	59,668,700	89,141,452	8.0
		111,514,520	10.0
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	6,122,000	82,291,485	7.4
Koninklijke Philips N.V. (Netherlands)	2,124,800	54,234,256	4.9
		136,525,741	12.3
Internet Software & Services
Baidu, Inc. ADR* (China)	289,978	54,817,441	4.9
Metals & Mining
Manabi S.A.*(b)(c) (Brazil)	108,226	4,773,849	0.4
Professional Services
ALS Limited (Australia)	12,361,035	33,640,281	3.0
Real Estate Management & Development
BR Properties S.A.(b) (Brazil)	17,593,223	37,443,270	3.3
Cheung Kong Property Holdings Limited (Hong Kong)	7,989,000	51,680,720	4.6
Great Eagle Holdings Limited (Hong Kong)	15,410,278	50,139,749	4.5
K. Wah International Holdings Limited(b) (Hong Kong)	151,615,763	64,954,826	5.8
		204,218,565	18.2
Textiles, Apparel & Luxury Goods
adidas AG(d) (Germany)	931,657	90,426,249	8.1

See Notes to Financial Statements

International Fund	Longleaf Partners Funds	¡	33

continued

Common Stock

	Share Quantity	Market Value	% of Net Assets
Wireless Telecommunications Services
SoftBank Group Corp.(d) (Japan)	992,800	$50,107,018	4.5%
Total Common Stocks (Cost $1,124,590,849)		1,030,687,099	92.3
Warrants
Hotels, Restaurants & Leisure
Genting Berhad Warrants 12/18/18* (Malaysia) (Cost $29,512,850)	34,998,950	6,928,871	0.6
Corporate Bonds

	Principal Amount
Construction Materials
Cemex S.A.B. de C.V. 3.72% Convertible Subordinated Notes due 3/15/20 (Mexico) (Cost $ 66,508,446)	66,520,000	52,509,225	4.7
Options Purchased

	Currency Units
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike Price $7.77 (Hong Kong) (Cost $3,915,343)	207,323,218	1,430,530	0.1
Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.03% due 1/4/16, Repurchase price $26,570,089 (Collateral: $27,103,519 U.S. Treasury Notes and Bonds, 2.27% – 3.04% due 11/15/24 to 5/15/45, Par 27,015,000) (Cost $26,570,000)	26,570,000	26,570,000	2.4
Total Investments (Cost $1,251,097,488)(a)		1,118,125,725	100.1
Swap Contract(e)		(8,749,155)	(0.8)
Other Assets and Liabilities, Net		7,606,419	0.7
Net Assets		$1,116,982,989	100.0%
Net asset value per share		$12.35

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $1,253,206,178. Net unrealized depreciation of $(132,971,763) consists of unrealized appreciation and depreciation of $149,334,475 and $(282,306,238), respectively.

(b)	Affiliated issuer during the period. See Note 7.

(c)	Illiquid. Board Valued. See Note 8.

(d)	A portion designated as collateral for swap contract. See Note 12.

(e)	Swap contract detail on next page. See Note 11.

Note:	Country listed in parenthesis after each company indicates location of headquarters.

See Notes to Financial Statements

34	¡	Annual Report	International Fund

Portfolio of Investments

Swap Contract(e)

Construction Materials	Market Value	% of Net Assets
Vivendi S.A. Swap Contract with BNP Paribas due 9/21/16 (France)	$(8,749,155)	(0.8)%
Components:
Shares of underlying security	2,363,648
Unrealized depreciation	$(8,733,607)
Financing Fee	(15,548)
Unrealized loss	$(8,749,155)

See Notes to Financial Statements

International Fund	Longleaf Partners Funds	¡	35

continued

Country Weightings
	Stocks, Warrants, & Swaps	Net Assets
Hong Kong	31.3%	30.3%
Switzerland	11.1	10.7
Netherlands	10.2	9.9
Italy	9.4	9.1
Germany	8.4	8.1
China	5.1	4.9
Mexico	4.9	4.7
Australia	4.7	4.6
Japan	4.6	4.5
Brazil	3.9	3.7
United Kingdom	2.6	2.6
Singapore	2.1	2.0
Ireland	1.8	1.8
Malaysia	0.6	0.6
Egypt	0.1	0.1
France	(0.8)	(0.8)
	100.0%	96.8
All other, net		3.2
		100.0%

Regional Weightings
Region	Net Assets

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds	¡	37

Global Fund Management Discussion

Longleaf Partners Global Fund’s 6.08% return in the fourth quarter brought the 2015 return to -13.76%. The Fund outpaced the MSCI World Index’s return of 5.50% over the last three months but fell below the index’s -0.87% return for the year.

The Fund’s energy-related holdings dampened otherwise strong absolute and relative performance in the fourth quarter and drove the vast majority of negative return and relative underperformance for the year. Although our energy price assumptions have been wrong, we believe that Chesapeake Energy and CONSOL Energy could rapidly rebound with major asset sales and when oil and gas prices correct as supply and demand eventually rebalance. At both companies, our management partners are taking action by cutting costs, increasing financial flexibility, and selling assets to ensure the companies can withstand the difficult commodity environment. The other primary factor negatively impacting performance was our exposure to Asian gaming companies, which accounted for the remaining negative absolute and relative performance impact for the year. Melco International was a top detractor, despite a 20+% rebound across our Macau gaming companies in the fourth quarter. Declines at Malaysian-based gaming company Genting Berhad were amplified by the ringgit’s weakness. Currency translation of our non-U.S. denominated companies into U.S. dollar (USD) negatively impacted the Fund’s performance by almost 4% for the year. Both our energy and Asian gaming companies trade at substantial discounts to our appraisals and we believe offer greater potential upside than the index. These stocks could turn quickly. However, the impact of their negative performance masked the positive progress across the majority of our businesses.

After being a top contributor in the fourth quarter and adding 24%, Level 3 Communications gained 10% for the full year. Over the course of 2015, operating metrics continued to improve. During the fourth quarter, company segment Core Network Services’ (CNS) organic revenue grew 6% year-over-year. Within CNS, enterprise revenue grew 8%. This revenue growth, combined with the synergies created by the merger with tw telecom, resulted in margin expansion. The high contribution margins, which are currently over 60%, have been one of the focal points of our Level 3 investment case and are one of the primary drivers of high growth in both EBITDA (earnings before interest, taxes, depreciation and amortization) and FCF (free cash flow). In 2016, we believe the company will generate approximately $5.00/share of FCF before discretionary growth capital expenditures, which translates to approximately 10x FCF on the current price. The company’s success-based growth capex is tied to new, high margin, revenue-producing contracts. Given management’s excellent execution, we expect leverage ratios to continue to improve from their current 4x debt/EBITDA levels into the 3x’s.

German-based global sportswear and equipment brand adidas returned 22% in the quarter and 43% for the full year after announcing another strong quarter of double-digit organic growth for its core adidas brand. The brand’s strong positions in Europe, China, and Latin America drove growth. The company expects 2016 operating income margins to meet or exceed 2015 levels and overall sales to increase at high, single-digit rates in the next year. Despite the stock’s strong performance, we believe adidas remains discounted due to strong value growth and has significant additional upside. As discussed in previous quarters, we have had constructive engagement with management and the supervisory board and have seen many positive developments. In addition to authorizing a 10% share repurchase program, the company made managerial changes in the U.S. business, sold its non-core Rockport brand at a price above our appraisal value, and announced it is exploring strategic options for its golfing brands and hockey division.

Another top contributor, Alphabet (formerly named Google) gained 45% for the year on the back of a 25% rise in the fourth quarter. The company

38	¡	Annual Report	Global Fund

Global Fund Management Discussion

Even with the depressed energy prices of today and little growth in that price as indicated by the futures strip pricing, non-producing energy assets have value that is not reflected at all in the stock reported strong revenue growth year-over-year across the U.S., U.K., and the rest of the world. The bear case that the move to mobile search would be detrimental to revenues and market share seemed to fade. Mobile queries now outnumber desktop queries in important countries, and mobile revenue per click is improving. Growth in Alphabet segment YouTube remained strong, and the company announced a new pay tier named Red. Disclosure should improve with new reporting of segments in January. During the fourth quarter, a new share buyback program was authorized, further affirming the company’s attention to capital allocation.

Mentioned above, Macau casino and hotel operator Melco gained 23% in the fourth quarter but remained among the Fund’s largest detractors for the year, down 31%. The stock benefited from improved sentiment regarding Macau during the quarter among indications that the higher margin mass market is stabilizing. In addition to relaxation of transit visa, the Macau government softened its stance on the smoking ban on the gaming floors. While Beijing will continue its anti-corruption campaign (which has hurt VIP business in Macau), the mass-focused infrastructure spending (high speed trains, ferry terminal, bridge from the HK airport, light rail) continues unabated. More than 90% of Melco Crown’s EBITDA comes from mass business, where margins are 4X that of VIP business. Melco Crown opened its new mass-focused casino Studio City in late October, which helped increase market share in the all-important mass segment. This $3.2 billion project (versus Melco’s market cap of $9 billion) has just started generating cash flow. We expect Studio City to receive an additional 50 table allocation in early 2016 in addition to its initial 200 table allocation. With a strong balance sheet, increasing EBITDA, and declining capex profile, the company is well positioned to buy back shares or buy out minority owners of Studio City. Melco International CEO, Lawrence Ho, personally bought about $25 million worth of shares in the fourth quarter.

During the quarter, we began exiting our successful investment in global quick service restaurant operator McDonald’s and completed the sale in 2016. The stock was a strong contributor for the year, up 31%, and the last three months, up 21%. When we initially purchased the company in late 2014, we believed management could overcome short-term obstacles and turn around same-store sales in certain struggling markets. Additionally, we saw optionality in the value of the company’s real estate assets. Over the course of our investment, McDonald’s hired a new CEO, Steve Easterbrook, a move welcomed by investors. His plan to revive the business both operationally and structurally helped drive the stock price. Although management and the board decided not to monetize the real estate assets, the stock price reached our appraised value in an unexpectedly short period. Over the year plus that we owned the stock, it gained 34% and was among the strongest contributors to performance. We appreciate the board’s and management’s solid execution.

CK Hutchison, a conglomerate comprised of the non-real estate businesses from the June merger between Cheung Kong and its subsidiary, Hutchison Whampoa, returned 21% during 2015 when combined with Cheung Kong Property. The corporate transaction helped remove holding company discounts and clarify business line exposures by splitting the property business (Cheung Kong Property Holdings) from the non-property business (CK Hutchison Holdings). The transaction is likely to be viewed as a seminal event leading to improved governance and structure for other complex conglomerates in Asia. Chairman Li Ka-shing and his son, Victor Li, have demonstrated a track record of building businesses, compounding net asset value at double-digit rates, and buying and selling assets at compelling values.

One of the energy-related holdings mentioned above, Chesapeake Energy, the second largest producer of natural gas in the U.S., declined 39% in the quarter and 77% for the year, making it the largest detractor of performance in both periods. Options accounted for 40% of performance. Fears related to further declines in energy prices drove the stock lower, despite CEO Doug Lawler’s progress in areas he could control. After reaffirming the company’s untapped $4 billion

Global Fund	Longleaf Partners Funds	¡	39

revolving credit facility and renegotiating a deal with Williams (pipeline operator), in the fourth quarter Chesapeake turned to restructuring its debt. Chesapeake offered to exchange various unsecured debt securities at a discount to par for secured debt with a later maturity. Pushing out due dates coupled with reducing overall debt outstanding should help the company weather a sustained low energy price environment.

Over the year we adjusted our appraisal of Chesapeake to account for the tumble in oil and natural gas prices. Even with the depressed energy prices of today and little growth in that price as indicated by the futures strip pricing, the company’s non-producing assets have value that is not reflected at all in the stock price. Asset sale transactions in basins where Chesapeake operates helped validate our appraisal. We expect the company will continue to reduce costs while also seeking asset sales at fair prices. We are mindful of the risks associated with commodity companies. Because our appraisal was in decline, we refrained from adding to our position for most of 2015. Once the debt restructuring was announced, we added to higher parts of the company’s capital structure that became particularly discounted.

During the quarter, Brad Martin assumed the role of non- executive Chairman of the Board from Archie Dunham, who became Chairman Emeritus. Martin has been a productive partner for Southeastern in other successful investments including Saks, Dillard’s and FedEx. We are confident that management, coupled with the board, can navigate the company through what continues to be a severely challenging energy price environment.

Also previously noted, CONSOL Energy, the Appalachian coal and natural gas company, was down 76% in 2015 after falling 19% in the fourth quarter as the company missed OCF (operating cash flow) estimates amidst declining coal and gas prices. Management is adjusting to lower commodity prices and adopted significant cost controls under zero-based budgeting while still growing natural gas production. We filed a 13-D during the third quarter to discuss with third parties as well as management and the board a potential monetization or separation of the valuable Marcellus and Utica gas assets. This has been a constructive process since filing, and we appraise these assets at worth demonstrably more than CONSOL’s total equity capitalization. CONSOL’s E&P (exploration and production) business is unique, with low cost reserves given the company’s fee ownership of many acres. CONSOL announced in the fourth quarter that its thermal coal business, which enjoys a low cost position, had contracted for 93% of production for 2016 at a confirmed price of $50-55 per ton, providing near-term downside coal business risk mitigation. Multiple directors recently purchased shares.

In the fourth quarter, we sold Murphy Oil, an E&P company with a portfolio of global offshore and onshore assets, after the stock declined 42% and was among the Fund’s largest detractors for the year. Following several disappointing drilling results and a lack of management plans for near-term ways to go on offense, we redeployed this capital into the high-quality franchise of National Oilwell Varco.

Genting Berhad was also one of the largest detractors for the year, returning -56%. Malaysia macro/FX was a big headwind, and the company’s development of its sizable oil and gas assets is likely to be delayed given the weakness in energy prices. The company’s Singapore duopoly casino, publicly listed Genting Singapore, is led by CEO Hee Teck Tan and was down after reporting four quarters of unusually poor hold rates (2.0%–2.5%) in its gaming business, as well as some equity investments write-downs. Since opening the casino, the cumulative win rate at Genting Singapore has been close to the theoretical average of 2.85%, and we believe win rates should normalize over time. In the quarter we added Genting Singapore in addition to our Genting Berhad position. The stock’s deep discount was largely due to a slowdown in Chinese VIP visitors as a result of the Chinese anti-corruption campaign. Genting’s core mass market business has been steady and more than justifies our appraisal. The duopoly position in the stable Singapore jurisdiction represents a

40	¡	Annual Report	Global Fund

Global Fund Management Discussion

We took advantage of increased market volatility by adding ten new positions in the year, five of which were added in the fourth quarter significant sustainable competitive advantage. The simple P/E multiple misses the sizable cash and investment portfolio on the balance sheet and minimal maintenance capex requirement (capex is much lower than depreciation). The company engaged in a value-accretive share buyback in recent months.

We took advantage of increased market volatility by adding ten new positions in the year, five of which were added in the fourth quarter. In addition to Genting Singapore mentioned above, we bought Wynn Resorts, the luxury gaming and hotel company with prime real estate in Las Vegas, Boston, and Macau. The stock became deeply discounted as China’s anti-corruption campaign pressured revenues in Macau where Wynn is among six current operators and is scheduled to open the Wynn Palace in Cotai in June 2016. CEO Steve Wynn demonstrated his commitment and confidence in the business, purchasing over one million shares in early December and bringing his stake in the company to nearly 11%. Year-over-year comparable gross gaming revenues should improve in 2016, and Wynn cash flow will be bolstered with the Cotai property coming online. Longer term, we believe the company can generate impressive returns. Macau revenues from mass and premium mass visitors should grow with added non-gaming attractions, needed hotel room supply, and infrastructure improvements that bolster arrivals. Additionally, the Wynn Everett is in early site preparation with a strategic location just outside of Boston, but its value is not reflected in the stock price because it is several years from opening. Another fourth quarter addition was United Technologies Corporation. The company provides high-technology systems and services to the aerospace and building industries. Its most valuable group is the Climate, Controls & Security segment that contains the Carrier HVAC brand and the Chubb/Kidde fire control/security brands which have number one or two share in their respective arenas. The UTC Aerospace Systems business is also the number one provider, with the Goodrich and Hamilton Sundstrand brands leading the way. The Pratt & Whitney jet engine business is strong but facing short-term margin pressures. Otis is the top worldwide elevator brand and should benefit as more people across the globe migrate to cities, even as more aggressive competitors gain share in China. United Technologies has strong recurring revenues through its service businesses. New CEO Greg Hayes is cutting costs and buying back discounted shares, and he astutely divested the Sikorsky helicopter business. We also purchased National Oilwell Varco, the leading global provider of equipment used in offshore and land drilling. We believe fear of a prolonged downturn in deep water rig orders is more than accounted for in the current price and is giving us an opportunity to invest in a high quality franchise during a cyclical trough. The company has a dominant market position due to its scale, trusted brands, and large installed base of equipment. Shareholders receive a 5% dividend yield while waiting for the rig building cycle to resume. CEO Clay Williams is a strong capital allocator who should continue to build value through share repurchases, cost cutting, and distressed acquisitions.

We purchased CNH Industrial, the world’s second largest agriculture machinery manufacturer (Case and New Holland) behind Deere – a global duopoly. The company is also in the top five of commercial trucks in Europe and Latin America through its Iveco brand. Weakness in the U.S. agriculture cycle depressed the stock, but the company is aggressively cutting costs and is poised to narrow the margin gap and, we believe, high valuation gap to Deere. In addition, the Iveco and construction segments currently under-earn their potential and have significant room to improve margins. Chairman Sergio Marchionne has proven his ability to move quickly to grow intrinsic value per share. The Agnelli family owns 30% of CNHI via Exor, which we also own and is run by John Elkann.

During the year we sold eight holdings, six in the last quarter. Several of these were successful investments that approached our appraisals, including McDonald’s mentioned above, Christian Dior, and Vivendi. Christian Dior, the French luxury goods business and holding company for LVMH Moët Hennessy-Louis Vuitton (LVMH), appreciated 32% since we initiated the position in the fourth quarter of 2014. Owner-operator

Global Fund	Longleaf Partners Funds	¡	41

Bernard Arnault distributed LVMH’s shares in Hermès to Christian Dior shareholders and improved results in the core LVMH business. We also sold French media company Vivendi. On a local currency basis, the stock appreciated 25% during our holding period, but currency translation dampened the U.S. dollar return. We sold three other companies, in addition to Murphy discussed above, where we anticipated diminished value growth due to industry dynamics and/or management’s capital allocation plans. Loews, the holding company owned and managed by the Tisch family, remained undervalued, but we found more attractive opportunities in companies that can build value per share in the current environment. Mineral Resources, the Australia mining and mining services company, declined with the collapse of iron ore prices.

Although 2015 performance was disappointing, we believe the Global Fund is well positioned for a potential strong rebound in performance. The Fund’s price-to-value (P/V) ratio is below the average in the low-60s%. The year’s four largest detractors are highly discounted, selling for less than 48% of our appraisals, and the four largest positions, which were among top contributors for the year, remain discounted with solid value growth prospects. In addition to these discounts, the high quality of our businesses and the caliber of our management partners, who are pursuing avenues to drive value recognition, make us confident in future results. The Federal Reserve raised interest rates for the first time in more than nine years in December. We believe the portfolio can benefit from a rising rate environment since the large majority of our businesses have strong balance sheets, many with net cash, and most companies have pricing power or gross profit royalties on revenues. Higher interest rates will not lower our net present value (NPV) valuations because we have maintained an 8–9% discount rate. Additionally, the Fund does not own the segments of the market that have been driven by yield chasing and could shift rapidly with higher rates. As the largest investors in the Fund, we appreciate your continued partnership, and we are confident that the Fund should reward your patience and ours with strong future performance.

42	¡	Annual Report	Global Fund

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception December 27, 2012

Average Annual Returns for the Periods Ended December 31, 2015
	Since Inception 12/27/12	Three Year	One Year
Global Fund	1.35%	1.35%	-13.76%
MSCI World Index	9.67	9.63	-0.87

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

The December 31, 2015 and 2014 total expense ratios for the Global Fund are 1.54% and 1.58%, respectively. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.65% of average annual net assets.

Global Fund	Longleaf Partners Funds	¡	43

Portfolio Summary

Portfolio Holdings at December 31, 2015

			Net Assets
Investments			94.1%
Level 3 Communications, Inc.	7.6
CK Hutchison Holdings Limited	6.7
Wynn Resorts, Limited	6.3
EXOR S.p.A.	6.3
LafargeHolcim Ltd	6.2
adidas AG	5.9
FedEx Corporation	5.9
Melco International Development Limited	4.9
OCI N.V.	4.8
Cheung Kong Property Holdings Limited	4.6
Alphabet Inc.	4.4
National Oilwell Varco, Inc.	4.2
Koninklijke Philips N.V.	3.9
K. Wah International Holdings Limited	3.8
Hopewell Holdings Limited	3.3
SoftBank Group Corp.	3.2
United Technologies Corporation	3.0
CNH Industrial N.V.	2.9
Chesapeake Energy Corporation (Common, Preferreds & Options)	2.0	*
Genting Berhad (Common & Warrants)	1.7	*
Genting Singapore PLC	1.3
CONSOL Energy Inc.	1.2
Cash Reserves Net of Other Assets and Liabilities			5.9 *
			100.0%

*	Weightings adjusted for sale of warrants and close of options and purchase of underlying stock:

Chesapeake Energy Corporation	5.5%
Genting Berhad	5.8%
Liabilities in Excess of Cash Reserves Net of Other Assets	-1.7%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes January 1, 2015 through December 31, 2015

New Holdings	Quarter
Alphabet Inc. (Formerly Google Inc.)(a)	2Q
Chesapeake Energy Corporation Convertible Preferred Stock	4Q
Cheung Kong Property Holdings Limited (CK Hutchison Holdings Limited)(a)	2Q
CNH Industrial N.V.	4Q
FedEx Corporation	3Q
Genting Singapore PLC	4Q
LafargeHolcim Ltd (Lafarge S.A.)(a)	3Q
National Oilwell Varco, Inc.	4Q
Orascom Construction Limited (OCI N.V.)(a)	1Q
SoftBank Group Corp.	1Q
United Technologies Corporation	4Q
Wynn Resorts, Limited	4Q

Eliminations
Christian Dior SE	4Q
Loews Corporation	4Q
McDonald’s Corporation	4Q
Mineral Resources Limited	4Q
Murphy Oil Corporation	4Q
Orascom Construction Limited	2Q
Orkla ASA	2Q
Vivendi S.A.	4Q

(a)	Resulting from corporate action (associated holding)

44	¡	Annual Report	Global Fund

Portfolio of Investments

Common Stock

	Share Quantity	Market Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation (United States)	51,822	$4,978,540	3.0%
Air Freight & Logistics
FedEx Corporation (United States)	66,061	9,842,428	5.9
Chemicals
OCI N.V.* (Netherlands)	325,080	8,026,765	4.8
Construction Materials
LafargeHolcim Ltd* (Switzerland)	204,450	10,342,145	6.2
Diversified Financial Services
EXOR S.p.A. (Italy)	231,100	10,488,923	6.3
Diversified Telecommunication Services
Level 3 Communications, Inc.* (United States)	233,758	12,707,085	7.6
Energy Equipment & Services
National Oilwell Varco, Inc. (United States)	211,937	7,097,770	4.2
Hotels, Restaurants & Leisure
Genting Berhad (Malaysia)	1,084,349	1,849,374	1.1
Genting Singapore PLC (Singapore)	4,070,300	2,196,240	1.3
Melco International Development Limited (Hong Kong)	5,516,388	8,241,152	4.9
Wynn Resorts, Limited (United States)	153,529	10,622,672	6.3
		22,909,438	13.6
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	831,529	11,177,353	6.7
Hopewell Holdings Limited (Hong Kong)	1,540,500	5,518,919	3.3
Koninklijke Philips N.V. (Netherlands)	258,485	6,597,676	3.9
		23,293,948	13.9
Internet Software & Services
Alphabet Inc. – Class C*(c) (United States) ( Formerly Google Inc. – Class C)	9,735	7,387,697	4.4
Machinery
CNH Industrial N.V. (Netherlands)	697,900	4,779,903	2.9
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation* (United States)	156,200	702,900	0.4
CONSOL Energy Inc. ( United States)	246,324	1,945,960	1.2
		2,648,860	1.6
Real Estate Management & Development
Cheung Kong Property Holdings Limited (Hong Kong)	1,204,029	7,788,845	4.6
K. Wah International Holdings Limited (Hong Kong)	14,964,507	6,411,054	3.8
		14,199,899	8.4

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds	¡	45

continued

Common Stock

	Share Quantity	Market Value	% of Net Assets
Textiles, Apparel & Luxury Goods
adidas AG (Germany)	101,900	$9,890,372	5.9%
Wireless Telecommunications Services
SoftBank Group Corp. (Japan)	107,800	5,440,710	3.2
Total Common Stocks (Cost $162,737,464)		154,034,483	91.9
Preferred Stock
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Convertible Preferred Stock 5.75% (United States)	17,600	3,344,000	2.0
Chesapeake Energy Corporation Convertible Preferred Stock – Series A 5.75% (United States)	16,300	3,178,500	1.9
Total Preferred Stocks (Cost $8,067,798)		6,522,500	3.9
Warrants
Hotels, Restaurants & Leisure
Genting Berhad Warrants 12/18/18* (Malaysia) (Cost $4,008,255)	4,626,762	915,977	0.6
Options Purchased(b)

	Currency Units
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike Price $7.77 (Hong Kong)	13,422,290	92,614	0.1

	Share Equivalents
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Call, 8/1/17 to 8/31/17, with UBS, Strike Price $10.10 (United States)	114,600	44,121	–
Chesapeake Energy Corporation Call, 2/1/18 to 2/28/18, with UBS, Strike Price $13.07 (United States)	314,000	86,350	0.1
Total Options Purchased ($1,743,837)		223,085	0.2

See Notes to Financial Statements

46	¡	Annual Report	Global Fund

Portfolio of Investments

Short-Term Obligations

	Principal Amount	Market Value	% of Net Assets
Repurchase Agreement with State Street Bank, 0.03% due 1/4/16, Repurchase price $7,080,024 (Collateral: $7,223,125 U.S. Treasury Bond, 2.97% due 8/15/43, Par 6,350,000) (Cost $7,080,000)	7,080,000	$7,080,000	4.2%
Total Investments (Cost $183,637,354)(a)		168,776,045	100.8
Options Written(b)		(4,059,217)	(2.4)
Other Assets and Liabilities, Net		2,748,256	1.6
Net Assets		$167,465,084	100.0%
Net asset value per share		$9.98

*	Non-income producing security.

(a)

Aggregate cost for federal income tax purposes is $184,989,659. Net unrealized depreciation of $(14,861,309) consists of unrealized appreciation and depreciation of $16,345,237 and $(31,206,546), respectively.

(b)	Options written detail below. See Note 11.

(c)	A portion designated as collateral for options. See Note 12.

Note:	Country listed in parenthesis after each company indicates location of headquarters.

Options Written(b)

	Share Equivalents	Unrealized Loss	Market Value	% of Net Assets
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Put, 8/1/17 to 8/31/17, with UBS, Strike Price $10.10 (United States)	(114,600)	$(568,588)	$(836,007)	(0.5)%
Chesapeake Energy Corporation Put, 2/1/18 to 2/28/18, with UBS, Strike Price $13.07 (United States)	(314,000)	(2,143,890)	(3,223,210)	(1.9)
Total Premiums Received ($1,346,739)		$(2,712,478)	$(4,059,217)	(2.4)%

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds	¡	47

continued

Country Weightings
	Stocks & Warrants	Net Assets
United States	36.7%	34.6%
Hong Kong	24.8	23.3
Netherlands	12.3	11.6
Italy	6.7	6.3
Switzerland	6.6	6.2
Germany	6.3	5.9
Japan	3.4	3.2
Malaysia	1.8	1.7
Singapore	1.4	1.3
	100.0%	94.1
All other, net		5.9
		100.0%

Regional Weightings

Region	Net Assets

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

See Notes to Financial Statements

48	¡	Annual Report

Statements of Assets and Liabilities	at December 31, 2015

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets
Investments:
Affiliated securities, at market value (cost $389,652,032, $1,872,356,376, $308,125,714, and $0 respectively) (Note 2 and 7)	$96,881,650	$1,853,381,272	$124,626,664	$—
Other securities, at market value (cost $3,421,179,621, $1,664,986,449, $942,971,774, and $183,637,354 respectively) (Note 2)	3,665,274,534	2,014,116,104	993,499,061	168,776,045
Total Investments	3,762,156,184	3,867,497,376	1,118,125,725	168,776,045
Cash	375,746	4,470,096	503	57
Restricted Cash (Note 12)	—	—	4,632,000	—
Receivable for:
Fund shares sold	11,939,542	833,956	1,093,265	1,477,516
Dividends and interest	594,695	6,772,173	734,236	19,606
Securities sold	48,236,225	3,266,703	4,043,015	2,839,387
Foreign tax reclaims	—	—	220,759	30,439
Prepaid assets	150,612	102,588	36,281	7,055
Total Assets	3,823,453,004	3,882,942,892	1,128,885,784	173,150,105
Liabilities
Payable for:
Fund shares redeemed	12,901,664	10,484,755	1,854,853	1,335,525
Securities purchased	375,417	4,469,644	—	—
Options written (premiums received $77,065,406, $58,930,496, $0, and $1,346,739 respectively) (Note 11)	182,266,867	55,233,750	—	4,059,217
Swap contracts (Note 11)	—	—	8,749,155	—
Investment counsel fee (Note 3)	2,497,723	2,538,244	1,050,034	195,130
Administration fee (Note 4)	321,706	327,108	96,510	17,345
Other accrued expenses	506,353	246,164	152,243	77,804
Total Liabilities	198,869,730	73,299,665	11,902,795	5,685,021
	$3,624,583,274	$3,809,643,227	$1,116,982,989	$167,465,084
Net Assets
Net assets consist of:
Paid-in capital	3,710,814,570	3,501,196,797	1,296,114,061	199,748,417
Undistributed net investment income (loss)	334,608	—	(47,833)	—
Accumulated net realized gain (loss) on investments and foreign currency	67,311,026	(25,404,867)	(37,354,136)	(14,706,697)
Unrealized gain (loss) on investments and foreign currency	(153,876,930)	333,851,297	(141,729,103)	(17,576,636)
Net Assets	$3,624,583,274	$3,809,643,227	$1,116,982,989	$167,465,084
Net asset value per share	$21.45	$26.98	$12.35	$9.98
Fund shares issued and outstanding	168,959,490	141,192,306	90,412,848	16,787,298

See Notes to Financial Statements

Longleaf Partners Funds	¡	49

Statements of Operations	For the Year Ended December 31, 2015

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $4,383,385, $0, $2,390,668, and $232,923 respectively)	$106,039,355	$13,352,272	$23,610,586	$3,168,628
Dividends from affiliates (no foreign tax withheld) (Note 7)	1,742,626	20,960,527	15,240,003	—
Interest from affiliates (Note 7)	—	3,691,301	—	—
Interest from non-affiliates	316,971	306,728	948,869	23
Total Income	108,098,952	38,310,828	39,799,458	3,168,651
Expenses:
Investment counsel fee (Note 3)	45,017,306	33,356,141	14,768,491	1,941,270
Administration fee (Note 4)	5,868,974	4,314,152	1,376,849	172,557
Transfer agent fees and expenses	1,941,496	649,146	494,295	51,903
Prospectus and shareholder reports	460,050	244,508	81,924	7,312
Trustees’ fees and expenses	306,001	306,001	306,001	306,001
Custodian fees and expenses	390,002	131,000	362,046	49,002
Professional fees	84,304	82,304	109,503	83,304
Registration fees	47,001	168,169	36,001	29,334
Other	233,387	137,965	62,783	16,708
Total Expenses	54,348,521	39,389,386	17,597,893	2,657,391
Net Investment Income (Loss)	53,750,431	(1,078,558)	22,201,565	511,260
Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Non-affiliated securities	314,592,015	69,185,273	3,252,816	(10,913,457)
Affiliated securities (Note 7)	(14,264)	22,087,705	(29,225,477)	—
Options written (Note 11)	(110,639,343)	862,863	—	(3,362,654)
Swap contracts (Note 11)	—	18,827,948	6,146,352	663,246
Forward currency contracts (Note 11)	—	—	1,251,533	50,128
Foreign currency transactions	197,626	(5,073)	(943,461)	(433)
Net Gain (Loss)	204,136,034	110,958,716	(19,518,237)	(13,563,170)
Change in Unrealized Appreciation (Depreciation):
Non-affiliated Securities	(733,486,741)	(104,084,123)	(74,622,879)	(9,850,123)
Affiliated Securities (Note 7)	(529,430,973)	(263,656,033)	(22,417,211)	—
Options written (Note 11)	(125,609,958)	3,696,746	—	(2,712,478)
Swap contracts (Note 11)	—	—	(8,749,155)	—
Other assets and liabilities	—	—	12,771	(1,709)
Change in Net Unrealized Depreciation	(1,388,527,672)	(364,043,410)	(105,776,474)	(12,564,310)
Net Realized and Unrealized Loss	(1,184,391,638)	(253,084,694)	(125,294,711)	(26,127,480)
Net Decrease in Net Assets Resulting from Operations	$(1,130,641,207)	$(254,163,252)	$(103,093,146)	$(25,616,220)

See Notes to Financial Statements

50	¡	Annual Report

Statements of Changes in Net Assets

	Partners Fund		Small-Cap Fund
	Year Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$53,750,431	$46,625,459	$(1,078,558)	$(7,458,685)
Net realized gain (loss)	204,136,034	1,277,224,486	110,958,716	793,588,059
Net change in unrealized depreciation	(1,388,527,672)	(938,459,002)	(364,043,410)	(283,317,858)
Net increase (decrease) in net assets resulting from operations	(1,130,641,207)	385,390,943	(254,163,252)	502,811,516
Distributions to Shareholders:
From net investment income	(50,085,076)	(47,174,296)	—	—
From net realized gain on investments	(594,966,698)	(894,787,301)	(222,103,895)	(742,901,276)
Net decrease in net assets resulting from distributions	(645,051,774)	(941,961,597)	(222,103,895)	(742,901,276)
Capital Share Transactions (Note 6):
Net proceeds from sale of shares	252,241,649	345,107,371	431,374,493	360,014,183
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	600,948,964	869,836,345	209,296,128	701,720,321
Cost of shares redeemed	(3,000,522,798)	(1,711,306,379)	(738,641,878)	(564,396,521)
Net increase (decrease) in net assets from fund share transactions	(2,147,332,185)	(496,362,663)	(97,971,257)	497,337,983
Total increase (decrease) in net assets	(3,923,025,166)	(1,052,933,317)	(574,238,404)	257,248,223
Net Assets:
Beginning of year	7,547,608,440	8,600,541,757	4,383,881,631	4,126,633,408
End of year	$3,624,583,274	$7,547,608,440	$3,809,643,227	$4,383,881,631
Undistributed net investment income (loss) included in net assets at end of period	$334,608	$147,529	$—	$—

See Notes to Financial Statements

Longleaf Partners Funds	¡	51

International Fund		Global Fund
Year Ended December 31,		Year Ended December 31,
2015	2014	2015	2014

$22,201,565	$53,913,336	$511,260	$1,068,547
(19,518,237)	191,731,611	(13,563,170)	4,304,576
(105,776,474)	(508,022,399)	(12,564,310)	(16,904,479)
(103,093,146)	(262,377,452)	(25,616,220)	(11,531,356)

(20,069,333)	(55,795,549)	(402,723)	(1,094,027)
(12,849,739)	(99,976,975)	–	(5,540,046)
(32,919,072)	(155,772,524)	(402,723)	(6,634,073)

156,526,912	178,068,654	119,826,997	67,654,918
29,393,008	138,078,311	261,515	3,648,608
(392,533,061)	(266,155,742)	(90,976,707)	(2,241,777)
(206,613,141)	49,991,223	29,111,805	69,061,749
(342,625,359)	(368,158,753)	3,092,862	50,896,320

1,459,608,348	1,827,767,101	164,372,222	113,475,902
$1,116,982,989	$1,459,608,348	$167,465,084	$164,372,222
$(47,833)	$(1,142,335)	$–	$(10,614)

See Notes to Financial Statements

52	¡	Annual Report

Notes to Financial Statements

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and the Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Longleaf Partners Funds	¡	53

Accounting for Investments

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy(call) or sell(put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

54	¡	Annual Report

Notes to Financial Statements

When the Funds write an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased.

A written put with a knock-in feature can only be exercised if the knock-in or “barrier” price is reached during the term of the contract. Once the barrier is reached, the option functions as a standard written put. If the barrier is not met, the put can’t be exercised and the Fund retains the premium received at the inception of the contract.

The current market value of an exchange traded option is the last sales price. Over-the-counter (“OTC”) options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options

Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter (OTC) options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Swap Contracts

The Funds may enter into swap contracts for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, shorting securities, or to hedge a position. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a basket of securities. Most swap contracts entered into by the Funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights). A Fund’s current obligations under a swap agreement are accrued daily, offset against any amounts owed to the Fund.

The market value of a swap contract is determined by marking the underlying security (securities) to their last quoted value at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to accrue dividend or interest income, financing charges and/or other economic terms associated with the contract.

Risk of Swaps

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap contract. The primary risks associated with the

Longleaf Partners Funds	¡	55

use of swaps are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered in to collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds’ custodian bank and is comprised of assets specific to each agreement. See Note 13, “Counterparty Risk and Credit-Risk-Related Contingent Features Derivative Instruments,” for additional information.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.20%
In excess of $500 million	1.00%

56	¡	Annual Report

Notes to Financial Statements

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.

The Global Fund fee is calculated in accordance with the following schedule:

First $500 million of average daily net assets	1.125%
In excess of $500 million	1.00%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.65% of average annual net assets. No reduction was necessary for the current year.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities, purchased options and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales
Partners Fund	$2,439,414,379	$4,623,622,239
Small-Cap Fund	1,591,188,820	1,603,449,610
International Fund	679,579,214	815,645,671
Global Fund	118,197,162	93,626,532

Written options not included in the above purchase and sales transactions for the Funds include:

	Partners Fund
	Share Equivalents	Premiums
Options outstanding at December 31, 2014	4,859,166	$20,943,005
Options written	44,507,000	183,125,701
Options closed	(28,735,666)	(127,003,300)
Options outstanding at December 31, 2015	20,630,500	$77,065,406

	Small-Cap
	Share Equivalents	Premiums
Options outstanding at December 31, 2014	–	$–
Options written	6,300,000	63,745,496
Options closed	(2,107,950)	(3,383,260)
Options exercised	(892,050)	(1,431,740)
Options outstanding at December 31, 2015	3,300,000	$58,930,496

Longleaf Partners Funds	¡	57

	Global Fund
	Share Equivalents	Premiums
Options outstanding at December 31, 2014	–	$-
Options written	981,800	3,887,268
Options closed	(553,200)	(2,540,529)
Options outstanding at December 31, 2015	428,600	$1,346,739

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Shares sold	9,653,017	14,141,235	11,608,136	11,649,372
Reinvestment of shareholder distributions	27,078,603	7,765,828	2,307,745	25,969
Shares redeemed	(109,376,969)	(24,821,131)	(29,280,162)	(9,061,006)
	(72,645,349)	(2,914,068)	(15,364,281)	2,614,335

	Year Ended December 31, 2014
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Shares sold	10,153,252	10,846,952	10,425,753	5,211,392
Reinvestment of shareholder distributions	27,308,973	23,351,758	9,413,420	303,002
Shares redeemed	(50,656,578)	(17,225,234)	(15,941,361)	(180,713)
	(13,194,353)	16,973,476	3,897,812	5,333,681

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock during all or part of the year.

	Shares(a) at December 31, 2015	Market Value at
		12/31/15	12/31/14
Partners
CONSOL Energy Inc.	12,263,500	$96,881,650	$395,306,520
Small-Cap
Actuant Corporation	6,140,284	147,121,205	–
California Resources Corporation(b)	–	–	182,328,655
Chemtura Corporation*	4,248,730	115,862,867	100,698,557
CONSOL Energy Inc.	12,494,200	98,704,180	187,887,343
Deltic Timber Corporation	1,808,158	106,446,262	19,028,948
DreamWorks Animation SKG, Inc. – Class A*	13,939,400	359,218,338	208,367,415
Empire State Realty Trust, Inc. – Class A(b)	–	–	175,223,376
Graham Holdings Company – Class B	428,000	207,567,160	369,667,880
Hopewell Holdings Limited	54,202,000	194,181,406	198,503,442
Rayonier Inc.	6,663,700	147,934,140	213,124,113

58	¡	Annual Report

Notes to Financial Statements

	Shares(a) at December 31, 2015	Market Value at
		12/31/15	12/31/14
Triangle Petroleum Corporation*(b)	–	$–	$–
Triangle USA Petroleum Corporation 6.75% Senior Notes 144A due 7/15/22(b)	152,750,000	47,352,500	–
Vail Resorts, Inc.(b)	1,713,757	219,343,758	211,266,679
ViaSat, Inc.*	3,436,313	209,649,456	216,590,808
		1,853,381,272	2,082,687,216
International
BR Properties S.A.	17,593,223	37,443,270	67,356,482
K. Wah International Holdings Limited	151,615,763	64,954,826	84,519,518
Manabi S.A. – Class A Preferred*(b)(c)	–	–	31,186,893
Manabi S.A.*(b)	108,226	4,773,849	–
Mineral Resources Limited(b)	6,035,399	17,454,719	60,173,146
		$124,626,664	$243,236,039

	Purchases	Sales		Dividend or Interest Income(d)
Partners
CONSOL Energy Inc.	$15,221,265	$59,942		$1,742,626
Small-Cap
Actuant Corporation	136,850,749	–		208,861
California Resources Corporation(b)	–	202,073,759		405,622
Chemtura Corporation*	15,682,922	16,343,105		–
CONSOL Energy Inc.	180,119,894	–		1,167,338
Deltic Timber Corporation	98,259,286	–		530,909
DreamWorks Animation SKG, Inc. – Class A*	91,947,893	–		–
Empire State Realty Trust, Inc. – Class A(b)	–	182,647,947		1,251,477
Graham Holdings Company – Class B	–	170,286,295	(f)	3,894,800
Hopewell Holdings Limited	–	1,177,423		8,442,748
Rayonier Inc.	66,661,241	89,025,291		–
Triangle Petroleum Corporation*(b)	54,442,945	16,004,963		–
Triangle USA Petroleum Corporation 6.75% Senior Notes 144A due 7/15/22(b)	75,292,470	–		3,691,301	(e)
Vail Resorts, Inc.(b)	–	65,189,038		5,058,772
	719,257,400	742,747,821		24,651,828
International
BR Properties S.A.	2,388,343	2,269,120		10,674,037
K. Wah International Holdings Limited	2,065,487	5,270,319		3,123,735
Mineral Resources Limited(b)	–	12,575,329		1,442,231
	$4,453,830	$20,114,768		$15,240,003

*	Non-income producing

(a)	Common stock unless otherwise noted.

(b)	Not an affiliate at the end of the period.

(c)	Manabi S.A. – Class A Preferred reorganized into Manabi S.A. Common Stock

(d)	Dividend income unless otherwise noted.

(e)	Interest Income.

(f)	Proceeds from sale of Cable One, Inc. spin-off.

Longleaf Partners Funds	¡	59

Note 8. Illiquid Securities

The International Fund owns 108,226 shares of Manabi S.A. These shares were acquired directly from the issuer in a private placement. They are considered restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgement plays a greater role in valuing illiquid securities than those for which a more active market exists. These shares represent 0.4% of the International Fund’s net assets at December 31, 2015 and are valued using procedures adopted by the Board of Trustees (See Notes 2 and 10).

Note 9. Related Ownership

At December 31, 2015, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

Percent of Fund
Partners Fund	13.3%
Small-Cap Fund	3.0
International Fund	25.3
Global Fund	59.0

Note 10. Fair Value Measurements and Disclosures

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ net assets as December 31, 2015 follows:

	Level 1	Level 2	Level 3	Total Value
Partners
Common Stock	$2,287,845,415	$1,069,873,904	$–	$3,357,719,319
Short-Term Obligations	334,045,100	–	–	334,045,100
Preferred Stock	–	33,140,910	–	33,140,910
Corporate Bonds	–	13,239,073	–	13,239,073
Options Purchased	–	24,011,782	–	24,011,782
Options Written	–	(182,266,867)	–	(182,266,867)
Total	2,621,890,515	957,998,802	–	3,579,889,317
Small-Cap
Common Stock	$2,553,599,620	$358,617,783	$–	$2,912,217,403
Short-Term Obligations	790,299,833	–	–	790,299,833
Corporate Bonds	–	85,647,340	–	85,647,340
Options Purchased	–	79,332,800	–	79,332,800
Options Written	–	(55,233,750)	–	(55,233,750)
Total	3,343,899,453	468,364,173	–	3,812,263,626

60	¡	Annual Report

Notes to Financial Statements

	Level 1	Level 2	Level 3	Total Value
International
Common Stock	$93,550,447	$932,362,803	$4,773,849	$1,030,687,099
Short-Term Obligations	26,570,000	–	–	26,570,000
Corporate Bonds	–	52,509,225	–	52,509,225
Warrants	6,928,871	–	–	6,928,871
Options Purchased	–	1,430,530	–	1,430,530
Swap Contracts		(8,749,155)	–	(8,749,155)
Total	127,049,318	977,553,403	4,773,849	1,109,376,570
Global
Common Stocks	55,285,052	98,749,431	–	154,034,483
Short-Term Obligations	7,080,000	–	–	7,080,000
Preferred Stock	–	6,522,500	–	6,522,500
Options Purchased	–	223,085	–	223,085
Options Written	–	(4,059,217)	–	(4,059,217)
Warrants	915,977	–	–	915,977
Total	$63,281,029	$101,435,799	$–	$164,716,828

Certain foreign securities are fair valued by utilizing an external pricing service in the event of significant market movements between the time the Funds value such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy.

The Level 3 holding at December 31, 2015 was valued by taking into account company specific developments and other relevant factors. These other factors include amounts paid and to be paid in a capital increase, currency risk, country risk, government risk and discount rates.

The following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the International Fund’s Level 3 asset, and the sensitivity of the valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

Investments in Securities	Fair Value at 12/31/15 (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input
Common Stock	$4,774	Discounted Cash Flow Method	Discount Rate	35%	Decrease*

*	Represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value measurements.

Longleaf Partners Funds	¡	61

The sole Level 3 holding at December 31, 2014 was Manabi Preferred stock held in the International Fund. In 2015, pursuant to a corporate reorganization at Manabi, the Fund exchanged its preferred stock for new preferred stock and common stock. The new preferred shares were subsequently redeemed by Manabi for cash. The following is a reconciliation of this Level 3 holding for which significant unobservable inputs were used in determining fair value as of December 31, 2015:

	Preferred Stock	Common Stock
Fair value at December 31, 2014	$31,186,893	$—
Reorganization	(6,779,940)	6,779,940
Redemption	(8,777,675)	—
Realized loss	(42,528,073)	—
Change in unrealized appreciation (depreciation)	26,898,795	(2,006,091)
Fair value at December 31, 2015	$—	$4,773,849

Note 11. Derivative Instruments

The Funds invested in options, swaps and forward contracts. Footnote 2, ‘Significant Accounting Policies,” contains additional information regarding the risks of these derivatives.

Options

The Funds use options in several ways:

•	Written covered calls create an exit method for all or a portion of an underlying security position for portfolio management purposes;

•	Purchased call options secure upside exposure to the underlying security at low implied long-term interest rates. The maximum loss exposure is the premium paid for the options.

•	Purchased call options are sometimes used in tandem with written put options, to create long synthetic exposure to the underlying security.

With purchased call options (sometimes in tandem with written put options) the Funds get exposure to the stock without spending cash.

Swap Contracts

Swap contracts are used to create exposure to the underlying notional value of a stock or bond position. Swap contracts may be done to free up cash or to access markets or short positions more efficiently than otherwise possible.

Forward Currency Contracts

Forward currency contracts are used on a limited basis to hedge embedded currency exposure related to a specific holding.

The following is a summary of the location and type of derivative instruments in the Funds’ financial statements at December 31, 2015:

	Statements of Assets and Liabilities
		By Derivative Type
	Location	Equity	Currency	Total
		Partners Fund
Options Purchased	Other securities, at market value	$24,011,782	$–	$24,011,782
Options Written	Payable for options written	(182,266,867)	–	(182,266,867)
		(158,255,085)	–	(158,255,085)

62	¡	Annual Report

Notes to Financial Statements

	Statements of Assets and Liabilities
		By Derivative Type
	Location	Equity	Currency	Total

		Small-Cap Fund
Options Purchased	Other securities, at market value	78,027,250	1,305,550	79,332,800
Options Written	Payable for options written	(55,233,750)	–	(55,233,750)
		22,793,500	1,305,550	24,099,050

		International Fund
Options Purchased	Other securities, at market value	–	1,430,530	1,430,530
Swap Contracts	Payable for swap contracts	(8,749,155)	–	(8,749,155)
		(8,749,155)	1,430,530	(7,318,625)

		Global Fund
Options Purchased	Other securities, at market value	130,471	92,614	223,085
Options Written	Payable for options written	(4,059,217)	–	(4,059,217)
		(3,928,746)	92,614	(3,836,132)

	Impact of Derivatives on Statements of Operations
	By Derivative Type
	Equity	Currency	Total
	Partners Fund
Net realized loss:
Non-affiliated securities (Options purchased)	$(12,184,571)	$–	$(12,184,571)
Options written	(110,639,343)	–	(110,639,343)
	(122,823,914)	–	(122,823,914)
Change in unrealized depreciation:
Non-affiliated securities (Options purchased)	(110,521,705)	–	(110,521,705)
Options written	(125,609,958)	–	(125,609,958)
	(236,131,663)	–	(236,131,663)

	Small-Cap Fund
Net realized gain(loss):
Swap contracts	18,827,948	–	18,827,948
Options written	862,863	–	862,863
	19,690,811	–	19,690,811
Change in unrealized appreciation (depreciation):
Non-affiliated securities (Options purchased)	16,933,202	(370,473)	16,562,729
Options written	3,696,746	–	3,696,746
	20,629,948	(370,473)	20,259,475

Longleaf Partners Funds	¡	63

	Impact of Derivatives on Statements of Operations
	By Derivative Type
	Equity	Currency	Total

	International Fund
Net realized gain:
Swap contracts	$6,146,352	$–	$6,146,352
Forward currency contracts	–	1,251,533	1,251,533
	6,146,352	1,251,533	7,397,885
Change in unrealized depreciation:
Non-affiliated securities (Options purchased)	–	(405,939)	(405,939)
Swap contracts	(8,749,155)	–	(8,749,155)
	(8,749,155)	(405,939)	(9,155,094)

	Global Fund
Net realized gain(loss):
Non-affiliated securities (Options purchased)	(1,800,658)	–	(1,800,658)
Options written	(3,362,654)	–	(3,362,654)
Swap contracts	663,246	–	663,246
Forward currency contracts	–	50,128	50,128
	(4,500,066)	50,128	(4,449,938)
Change in unrealized depreciation:
Non-affiliated securities (Options purchased)	(1,355,471)	(26,281)	(1,381,752)
Options written	(2,712,478)	–	(2,712,478)
	(4,067,949)	(26,281)	(4,094,230)

For the period ended December 31, 2015, the average volume of derivative activities were as follows:

	Options Purchased Cost*	Options Written Premiums*	Swap Contracts Value**	Forward Currency Contracts Value**
Partners Fund	$81,755,910	$69,447,816	$–	$–
Small-Cap Fund	11,859,078	8,490,000	–	–
International Fund	3,915,343	–	1,631,451	3,862
Global Fund	1,928,575	1,419,424	64	362

*	Computed using monthly average.
**	Computed using daily average.

64	¡	Annual Report

Notes to Financial Statements

Note 12. Collateral

The table below summarizes collateral related to each derivative type held at December 31, 2015.

Counterparty	Gross Value on Statement of Assets and Liabilities		Net Amount Due From(To) Counterparty(1)	Collateral Pledged (Received) By Fund(2)	Loss Exposure After Collateral
	Asset	Liability
Partners
Bank of America	$16,151,850	$(32,346,600)	$(16,194,750)	$16,194,750	$–
UBS	7,859,932	(149,920,267)	(142,060,335)	142,060,335	–
	24,011,782	(182,266,867)	(158,255,085)	158,255,085	–
Small-Cap
BNP Paribus	1,305,550	–	1,305,550	–	1,305,550
UBS	78,027,250	(55,233,750)	22,793,500	(22,793,500)	–
	79,332,800	(55,233,750)	24,099,050	(22,793,500)	1,305,550
International
BNP Paribus	1,430,530	(8,749,155)	(7,318,625)	8,749,155	1,430,530

Global
BNP Paribus	92,614	–	92,614	–	92,614
UBS	130,471	(4,059,217)	(3,928,746)	3,928,746	–
	$223,085	$(4,059,217)	$(3,836,132)	$3,928,746	$92,614

(1)	Subject to a master netting or similar arrangement.

(2)	The amount pledged(received) may be greater than the amount shown due to overcollateralization.

Note 13. Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Note 14. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Longleaf Partners Funds	¡	65

Distributions were designated subject to tax as follows:

	Year Ended December 31, 2015
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Long-term capital gains	$593,842,301	$222,103,895	$28,818,091	$–
Ordinary income	51,209,473	—	4,100,981	402,723
	$645,051,774	$222,103,895	$32,919,072	$402,723

	Year Ended December 31, 2014
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Long-term capital gains	$894,787,301	$742,901,276	$88,360,981	$4,227,185
Ordinary income	47,174,296	–	67,411,543	2,406,888
	$941,961,597	$742,901,276	$155,772,524	$6,634,073

The tax-basis components of net assets at December 31, 2015 were as follows:

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Unrealized appreciation	$811,567,605	$764,424,400	$149,334,471	$16,329,340
Unrealized depreciation	(971,283,104)	(439,928,105)	(293,172,265)	(35,258,281)
Net unrealized appreciation(depreciation)	(159,715,499)	324,496,295	(143,837,794)	(18,928,941)
Post Oct-31st loss deferred	–	(16,049,865)	(35,293,278)	–
Capital loss carryforwards	–	–	–	(13,354,392)
Undistributed ordinary income	334,608	–	–	–
Undistributed long-term capital gains	73,149,595	–	–	–
Paid-in capital	3,710,814,570	3,501,196,797	1,296,114,061	199,748,417
	$3,624,583,274	$3,809,643,227	$1,116,982,989	$167,465,084

The following permanent reclassifications were made between capital accounts to reflect the tax character of foreign currency transactions, preferred security sales and distributions. These reclassifications did not affect results of operations or net assets.

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Undistributed net investment income	$(3,478,276)	$1,078,558	$(1,037,730)	$(97,923)
Accumulated net realized gain(loss) on investments and foreign currency	(80,432,194)	5,073	1,037,730	107,068
Paid-in capital	83,910,470	(1,083,631)	–	(9,145)

The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2012-2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

66	¡	Annual Report

Financial Highlights

The presentation is for a share outstanding throughout each period.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gains (Losses) on Securities Realized and Unrealized	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains
Partners Fund
Year Ended December 31,
2015(c)	$31.24	$0.26	$(6.05)	$(5.79)	$(0.30)	$(3.70)
2014(c)	33.75	0.19	1.53	1.72	(0.20)	(4.03)
2013(d)	26.39	0.09	8.34	8.43	(0.08)	(0.99)
2012(d)	26.65	0.31	3.95	4.26	(0.27)	(4.25)
2011(d)	28.26	0.11	(0.90)	(0.79)	(0.13)	(0.69)
Small-Cap Fund
Year Ended December 31,
2015(c)	30.42	(0.01)	(1.83)	(1.84)	–	(1.60)
2014(c)	32.46	(0.06)	4.04	3.98	–	(6.02)
2013(d)	28.88	(0.08)	8.62	8.54	–	(4.96)
2012(d)	25.23	0.03	5.67	5.70	(0.03)	(2.02)
2011(d)	26.52	–	0.49	0.49	(0.01)	(1.77)
International Fund
Year Ended December 31,
2015(c)	13.80	0.22	(1.30)	(1.08)	(0.23)	(0.14)
2014(c)	17.94	0.53	(3.12)	(2.59)	(0.54)	(1.01)
2013(d)	14.04	0.06	3.89	3.95	(0.05)	–
2012(d)	11.90	0.26	2.25	2.51	(0.24)	(0.13)
2011(d)	15.34	0.17	(3.28)	(3.11)	(0.17)	(0.16)
Global Fund
Year Ended December 31,
2015(c)	11.60	0.03	(1.63)	(1.60)	(0.02)	–
2014(c)	12.84	0.09	(0.84)	(0.75)	(0.08)	(0.41)
2013(d)	10.00	(0.03)	2.87	2.84	–	–
Inception December 27, 2012 to December 31, 2012(d)	10.00	–	–	–	–	–

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(b)	Expenses presented net of fee waiver. For the Global Fund, the expense ratio before waiver for the periods ended December 31, 2013 and 2012 were 1.73% and 96.24%, respectively.

(c)	Computed using average shares outstanding throughout the year.

(d)	Computed using SEC method throughout the year.

Longleaf Partners Funds	¡	67

Total Distri- butions	Net Asset Value End of Period	Total Return(a)	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(4.00)	$21.45	(18.80)%	$3,624,583	0.93%	0.92%	46.25%
(4.23)	31.24	4.92	7,547,608	0.91	0.57	29.64
(1.07)	33.75	32.12	8,600,542	0.92	0.25	22.73
(4.52)	26.39	16.53	7,695,310	0.91	0.90	25.53
(0.82)	26.65	(2.85)	7,953,798	0.91	0.39	23.55

(1.60)	26.98	(6.05)	3,809,643	0.91	(0.03)	46.05
(6.02)	30.42	12.49	4,383,882	0.91	(0.17)	50.61
(4.96)	32.46	30.45	4,126,633	0.91	(0.24)	20.41
(2.05)	28.88	22.96	3,384,800	0.92	0.07	14.70
(1.78)	25.23	1.79	3,037,823	0.92	–	37.33

(0.37)	12.35	(7.91)	1,116,983	1.28	1.61	52.65
(1.55)	13.80	(14.76)	1,459,608	1.25	3.06	54.37
(0.05)	17.94	28.14	1,827,767	1.27	0.36	36.12
(0.37)	14.04	21.23	1,504,040	1.29	1.82	22.59
(0.33)	11.90	(20.29)	1,571,156	1.37	1.07	48.87

(0.02)	9.98	(13.76)	167,465	1.54	0.30	57.91
(0.49)	11.60	(5.98)	164,372	1.58	0.70	40.19
–	12.84	28.40	113,476	1.65	(0.55)	4.14
–	10.00	–	10	1.65	–	–

68	¡	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Longleaf Partners Funds Trust and Shareholders of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (four of the funds comprising Longleaf Partners Funds Trust, the “Funds”) at December 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 10, 2016

Longleaf Partners Funds	¡	69

Statement Regarding Basis for Approval of Investment Advisory Contracts

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is an open-end management investment company registered with the US Securities and Exchange Commission. Southeastern Asset Management, Inc. (“Southeastern”) acts as investment counsel and fund administrator under agreements with each Fund (the “Agreements”). Trustees for each Fund, including Trustees who are not “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), are responsible for overseeing the performance of Southeastern and meet annually to review information specific to each Fund to determine whether or not the Agreements with Southeastern ought to be approved.

On September 10, 2015, Trustees for each Fund met to determine whether the Agreements with Southeastern should be approved for the period November 1, 2015 to October 31, 2016. In advance of the meeting, the Independent Trustees reviewed materials relating to the existing Agreements, including an independent expense and performance summary prepared by Lipper Inc. The Lipper materials included comparisons of each Fund with other funds in a comparable Lipper universe, as well as additional funds selected for comparison by the Independent Trustees. Trustees reviewed this comparative Lipper data regarding management and non-management fees and expenses, portfolio turnover, brokerage commissions, investment performance and long-term performance in light of total fund expenses (the “Lipper Data”). Other materials reviewed included information concerning the nature, extent and quality of Southeastern’s services, Southeastern’s profitability and financial results, including advisory fee revenue and separate account advisory fee schedules, and whether economies of scale are, or would be, shared with Fund investors as assets under management increase. Based on the information reviewed, as well as information received throughout the year and first-hand interaction with Southeastern’s personnel, the Trustees for each Fund unanimously approved the selection of Southeastern as adviser and administrator, and the amounts to be paid by each Fund under Agreements with Southeastern.

In considering the Agreements, the Trustees did not identify any single factor as all-important or controlling, and each Trustee may have weighed various factors differently. The following summary does not detail all the factors considered, but discusses the material factors and the Trustees’ conclusions.

Nature, Extent and Quality of Services Provided

While the investment performance of each Fund and Southeastern (discussed below) is relevant to an evaluation of the nature, extent and quality of services provided, the Trustees also considered Southeastern’s governing principles as significant. These principles are stated at the beginning of the Funds’ Prospectus:

•	We will treat your investment as if it were our own.

•	We will remain significant investors in Longleaf Partners Funds.

•	We will invest for the long-term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

•

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

•	We will focus our assets in our best ideas.

•	We will not impose loads or 12b-l charges on mutual fund shareholders.

•	We will consider closing to new investors if closing would benefit existing clients.

70	¡	Annual Report

Statement Regarding Basis for Approval of Investment Advisory Contracts

•	We will discourage short-term speculators and market timers.

•	We will continue our efforts to enhance shareholder services.

•	We will communicate with our investment partners as candidly as possible.

The Trustees concluded that Southeastern had operated each Fund under these governing principles, and that Longleaf shareholders had benefited from Southeastern’s execution of its investment discipline over the long term, as well as its shareholder oriented approach. Southeastern’s actions on behalf of shareholders have gone beyond stock selection and included active engagement with portfolio companies when necessary and involvement in the market structure debate. The Trustees looked favorably on Southeastern’s unique Code of Ethics requirement that employees use Longleaf for virtually all public equity investing. The Trustees noted that, as one of the largest shareholder groups, Southeastern and its affiliates’ interests are aligned with other shareholders, facing the same risks, paying the same fees, and sharing the same motivation to achieve positive absolute returns. In addition, significant investment by Southeastern’s personnel has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.

The Trustees recognized Southeastern’s consistent implementation of the governing principles, noting that Southeastern and the Funds had continued to receive recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. The Trustees expressed confidence in the research, analysis, knowledge and 40-years’ experience of Southeastern. The Trustees concluded that shareholders buy the Funds primarily to gain access to Southeastern’s investment expertise and shareholder orientation, and weighed this heavily in approving the Agreements.

Trustees concluded that Southeastern’s administrative services, including fund accounting, legal, trading, shareholder reporting, compliance and oversight of Fund operations, had been high quality, and favored approving Southeastern for another year. Trustees concluded that Southeastern had been open, responsive, timely and cooperative in providing information required to oversee the Funds.

Comparative Investment Performance of the Funds and Adviser

Using the Lipper Data, the Trustees compared each Fund through periods ended June 30, 2015 to other similar funds, as well as the following objective benchmarks: inflation plus 10%, and each Fund’s market index plus 200 basis points. The Partners Fund exceeded inflation plus 10% for shorter periods as well as the S&P 500’s return for longer periods, but not by 200 basis points. The Small-Cap Fund exceeded inflation plus 10% for shorter periods and the Russell 2000’s return plus 200 basis points for longer periods. The International Fund lagged inflation plus 10%, but exceeded EAFE plus 200 basis points for longer periods. The Global Fund lagged inflation plus 10% and MSCI World plus 200 basis points for all periods. Southeastern discussed several holdings with short-term price declines and their prospects for recovery.

The Trustees also reviewed after-tax performance information for each Fund and noted that taxable shareholders were benefited by Southeastern’s long-term, low turnover, tax efficient management style as compared to funds with more frequent trading.

The Costs of the Services to be Provided and Profits to be Realized by the Investment Adviser and its Affiliates from the Relationship with the Fund

The Trustees considered each Fund’s management fee rates and expense ratios relative to industry averages, advisory fees charged to Southeastern’s private account clients and similar funds selected by Lipper and the Independent Trustees.

Longleaf Partners Funds	¡	71

While Southeastern’s management fees for each Fund were above average, non- management expenses (except for the Global Fund) were below average, due in part to Southeastern’s performance and/or oversight of various operating functions. While the Trustees considered these fees separately, they viewed total expenses borne by shareholders as more important. In addition, the Trustees weighed favorably the fact that Southeastern had foregone additional fee income by closing each Fund to protect shareholder interests. The Trustees noted that Longleaf Partners Fund had been closed from July 2004 to January 2008, Longleaf Partners International Fund had been closed from February 2004 to July 2006, Longleaf Partners Small-Cap Fund had been closed since July 1997, and Longleaf Partners Global Fund had been closed briefly from January 28, 2013 to April 16, 2013. The Trustees also recognized that Southeastern does not have an affiliated entity providing transfer agent, custodian, broker dealer or services other than investment management and fund administration. Accordingly, Southeastern neither generates additional fees for itself through related entities, nor allocates Fund brokerage to pay its expenses. The transparency of Southeastern’s fees and lack of supplemental sources of revenue was a significant factor to the Trustees.

In light of the qualifications, experience, reputation, and performance of Southeastern with respect to each Fund, as well as the steps taken to limit or reduce receipt of fees over time, the Trustees concluded that fee rates paid to Southeastern by each Fund are at an acceptable level.

The Trustees compared the fees paid to Southeastern by the Funds with those paid by Southeastern’s private account clients. To the extent private account fees were lower than Fund fees, the Trustees concluded that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Funds are more work because of the complex overlay of regulatory, tax and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number and managing trading is more complex because of more frequent fund flows, as well as IRS diversification compliance. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Trustees concluded that reasonable justifications exist to the extent that there are differences in fee rates between the two lines of business.

The Trustees reviewed reports of Southeastern’s financial position, including overall revenues and expenses of the firm, as well as an Investment Manager Profitability Analysis prepared by Lipper Inc. While the Trustees considered the profitability of Southeastern as a whole, and jointly determined with Southeastern a method to allocate costs between mutual fund and private account activities, they did not evaluate on a Fund-by-Fund basis Southeastern’s profitability and/or costs. Because no generally accepted cost allocation methodology exists, and estimating the cost of providing services on a Fund specific basis is difficult, Southeastern provided its complete financial statements to the Trustees and stipulated conservatively for renewal purposes that its operation of each Fund should be considered highly profitable, at least as profitable as, if not more profitable than, investment managers with similar assets under management. The Trustees concluded that significant profits were not unreasonable given Southeastern’s successful investment management and strong shareholder orientation, as well as steps it had taken to limit or reduce its fees over time. As between the Funds and private account business, the

Trustees acknowledged that cost allocation methods were not precise, but felt profits derived with respect to the Funds were acceptable in light of all the facts and circumstances. The Trustees also gave significant weight to the preferences and expectations of individual Fund shareholders and their relative sophistication, noting that the level of assets under management (despite closing often, no sales force, or 12b-l plan) is a direct result of Southeastern’s successful asset management and strong shareholder

72	¡	Annual Report

Statement Regarding Basis for Approval of Investment Advisory Contracts

orientation. Similarly, if a shareholder wants to redeem, he or she is not constrained by the thought of having to pay a redemption fee or to recoup a front-end load. Thus, in assessing whether the costs of Southeastern’s services and its resulting profits are acceptable, the Trustees considered it meaningful that the Funds’ asset base consists of shareholders who have freely chosen to retain access to Southeastern’s services, with full disclosure of advisory fee rates.

The Extent to which Economies of Scale would be Realized as each Fund Grows, and whether Current Fee Levels Reflect these Economies of Scale for the Benefit of Fund Investors

Because Southeastern’s fee structure for each Fund contains a breakpoint, economies of scale will be realized as each Fund grows. The Trustees noted that Southeastern bore costs in excess of each Fund’s expense limitation in early years, and that total expenses of each Fund have declined as a percentage of assets over time. Because fee levels for Longleaf Partners Fund and Longleaf Partners Small-Cap Fund currently reflected a greater sharing of economies of scale than the fee for Longleaf Partners International Fund, and in order to reward the loyalty of International Fund shareholders, Southeastern recommended a reduction in that Fund’s breakpoint from $2.5 billion to $500 million in 2011. The higher breakpoint had been set in expectation that the International Fund could become as large as the Partners Fund. While it could still become that large in time, Southeastern was mindful that at current asset levels, shareholders did not benefit from the breakpoint. With this in mind, the breakpoint for the Global Fund was set at the same $500 million level. Accordingly, the Trustees were satisfied that breakpoints of each Fund were set at appropriate levels, and economies of scale would be shared sufficiently with Fund shareholders.

Conclusion

While the material factors that the Trustees considered are summarized above, each individual Trustee considered and weighed in the aggregate all information prior to making a renewal decision. All Trustees, including the Independent Trustees, concluded that Southeastern’s fee structure was acceptable in light of the nature and quality of services provided, and that approval of the Investment Counsel and Fund Administration Agreements was in the best interest of each Fund and its shareholders.

Longleaf Partners Funds	¡	73

Expense Example

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at July 1, 2015 and held through December 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

		Actual		Hypothetical (5% return before expenses)
	Beginning account value 6/30/15	Ending account value 12/31/15	Expenses paid during period*	Ending account value 12/31/15	Expenses paid during period*	Annualized expense ratio
Partners Fund	$1,000.00	$811.97	$4.16	$905.99	$4.63	0.91%
Small-Cap Fund	1,000.00	939.47	4.50	969.74	4.69	0.92
International Fund	1,000.00	920.90	6.20	960.45	6.51	1.28
Global Fund	1,000.00	862.35	7.14	931.18	7.73	1.52

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half year (184) divided by 365 days in the current year.

74	¡	Annual Report

Information on Boards of Trustees

Each Fund is served by a separate Board of Trustees composed of eight members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Rex M. Deloach were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

Name, Age And Address	Positions Held With Funds	Length of Service as Trustee (Year Began)
Affiliated or Interested Trustees*
O. Mason Hawkins, CFA, (67) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Co-Portfolio Manager	Partners Fund Small-Cap Fund International Fund Global Fund	1987 1989 1998 2012
Margaret H. Child (59) 137 Marlborough Street #3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012
Independent or Non-Interested Trustees
Chadwick H. Carpenter, Jr. (65) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1993 1993 1998 2012
Daniel W. Connell, Jr. (67) 4016 Alcazar Avenue Jacksonville, FL 32207	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1997 1997 1998 2012
Rex M. Deloach (78) 4033 Spring Island Okatie, SC 29909	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	2003 2003 2003 2012
Steven N. Melnyk (68) 5015 Pirates Cove Road Jacksonville, FL 32210	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1991 1991 1998 2012
C. Barham Ray (69) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund Global Fund	1992 1992 1998 2012
Perry C. Steger (53) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund Global Fund	2001 2001 2001 2012

*	Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

Longleaf Partners Funds	¡	75

Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Affiliated or Interested Trustees*
Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	4
Marketing Consultant since 2005; Trustee and Vice-Chair, John F. Kennedy Library Foundation (2004-Present); Trustee, The Harvard Lampoon Trust (2010-Present); Trustee, Harris J. and Geraldine S. Nelson Foundation (2011-Present)	4
Independent or Non-Interested Trustees
Private Investor and Consultant since 1997; Senior Executive Officer, Progress Software Corp. (1983-97)	4
Private Investor since 2006; President and CEO, Twilight Ventures, LLC (investment holding company) (2004-2006); Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004)	4
President, Financial Insights, LLC (financial consulting and litigation support) since 2002; Vice President, The Oxford Company (private land and timber, investments) (1994-2012)	4
Senior Vice President, Stephens, Inc. (financial services) since 2009; Real Estate Development, The Sea Island Company, (2005-2009); Private Investor and Consultant since 1997; Golf Commentator, ABC Sports (1991-2004); President, Riverside Golf Group, Inc. (since 1989)	4
Private Investor and Consultant since 2008; Partner, 360 Goodwyn LLC (real estate development) (2005-2013)	4	Director, Financial Federal Savings Bank, Memphis, TN
President, Steger & Bizzell Engineering, Inc. (engineering firm) since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003)	4

76	¡	Annual Report

Fund Information

The following additional information may be obtained for free by calling (800)445-9469, visiting longleafpartners.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and

Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Longleaf Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds’ quarter-end holdings is also available at www.longleafpartners.com on or about 15 days following each quarter end and remains available on the until the list is updated in the subsequent quarter.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds	¡	77

Service Directory

Call (800) 445-9469

Fund Information

To request a printed Prospectus, Summary Prospectus (longleafpartners.com/mutual_fund_documents/prospectus), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Shareholder Inquiries

To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

Account Information

For automated account balance and transaction activity, 24 hours a day, seven days a week.

Correspondence

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds P.O. Box 9694 Providence, RI 02940-9694	Longleaf Partners Funds c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581 (800) 445-9469

Published Daily Price Quotations

Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.

Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Closed 7/31/97
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

Our Governing Principles

We will treat your investment as if it were our own.
We will remain significant investors in Longleaf Partners Funds.
We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.
We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.
We will focus our assets in our best ideas.
We will not impose loads or 12b-1 charges on mutual fund shareholders.
We will consider closing to new investors if closing would benefit existing clients.
We will discourage short-term speculators and market timers.
We will continue our efforts to enhance shareholder services.
We will communicate with our investment partners as candidly as possible.

Item 2.	Code of Ethics.

On December 8, 2003, the Boards of Trustees of the Longleaf Partners Funds adopted a Code of Ethics applicable to officers of Southeastern Asset Management, Inc. performing the principal executive function, the principal financial function, and the principal legal function for the Funds. This Code of Ethics, as amended, may be obtained without charge, upon request, by calling (901) 761-2474 and asking Southeastern’s General Counsel for a copy.

Item 3.	Audit Committee Financial Expert.

On December 8, 2003, the Independent Trustees of the Longleaf Partners Funds selected Rex M. Deloach to replace G. Staley Cates as Trustee, effective upon Mr. Cates resignation from the Boards December 31, 2003. Mr. Deloach is “independent” as defined by Item 3 of Form N-CSR, and serves as chairman of the Audit Committee. The Trustees have determined that Mr. Deloach meets the definition of “audit committee financial expert” as set forth in Item 3 of Form N-CSR.

In accordance with the SEC’s safe harbor rule for “audit committee financial experts,” no member designated as an audit committee financial expert shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on a member of the board or the audit committee not so designated. Additionally, the designation of a member or members as an “audit committee financial expert” shall in no way affect the duties, obligations or liabilities of any member of the audit committee, or the board, not so designated.

Item 4.	Principal Accountant Fees and Services.

Services	2014	2015
(a.) Audit Fees Audits of the Funds	$308,144	$269,228
(b.) Audit Related Fees	$—	—
(c.) Tax Fees Preparation of tax returns, tax consultation and research	$48,433	49,888
(d.) All other fees	$—	24,000

PricewaterhouseCoopers LLP (PwC) serves as the principal accountant for the Longleaf Partners Funds. Under Longleaf’s Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services. No additional pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X have been adopted. No services included in (b.) through (d.) above were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. PwC’s Dublin office provided €16,728 of audit and €9,225 of tax services to Longleaf Management Company (Ireland) Limited, a 100% wholly owned subsidiary of Southeastern Asset Management, Inc., and €49,200 of audit and €10,800 of tax services to Longleaf Partners Unit Trust, a series of Irish based UCITS Funds managed by Southeastern.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete schedule of investments for the period ended December 31, 2015 is included in the Annual Report filed under Item I of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the most recent fiscal quarter of the period covered by this report (ie, the fourth quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date February 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins
O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date February 22, 2016

By	/s/ Julie M. Bishop
Julie M. Bishop Global Funds CFO & Principal, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date February 22, 2016

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.